                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                           811-7972

Exact name of registrant as specified in charter:             Delaware Group Adviser Funds

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        David F. Connor, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      October 31

Date of reporting period:                                     October 31, 2005


Item 1.  Reports to Stockholders

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

GROWTH-EQUITY

























ANNUAL REPORT OCTOBER 31, 2005
--------------------------------------------------------------------------------
              DELAWARE U.S. GROWTH FUND

























[LOGO] POWERED BY RESEARCH(R)

Table
  OF CONTENTS

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                                  1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                          4
--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                                  6
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                                            7
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                                   8

   Statement of Operations                                                   9

   Statements of Changes in Net Assets                                      10

   Financial Highlights                                                     11

   Notes to Financial Statements                                            16
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                                   18
--------------------------------------------------------------------------------
OTHER FUND INFORMATION                                                      19
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                                    22
--------------------------------------------------------------------------------
ABOUT THE ORGANIZATION                                                      24
--------------------------------------------------------------------------------






Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

                                                       DELAWARE U.S. GROWTH FUND
PORTFOLIO                                              November 8, 2005
  MANAGEMENT REVIEW




FUND MANAGERS
Jeffrey S. Van Harte,
Chief Investment Officer - Focus Growth

Christopher M. Ericksen,
Vice President/Portfolio Manager

Christopher J. Bonavico,
Vice President/Senior Portfolio Manager

Daniel J. Prislin,
Vice President/Senior Portfolio Manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
Stocks generally posted gains for the one-year period ended October 31, 2005, as indicated by the +8.72% rise of the S&P 500 Index (source: Lipper, Inc.). The Delaware U.S. Growth Fund's total return for the period ending October 31, 2005 was 19.59%. The cost of energy and its potential impact on the economy was one of the dominant themes among investors throughout the year as the price of oil continuously increased. From the already high price of $50 per barrel in October 2004, crude oil peaked at over $70 per barrel in September 2005 in the wake of decreased U.S. production after the devastation of hurricanes Katrina and Rita. Not surprisingly, energy stocks performed well in this environment.

Throughout the year, the Federal Open Market Committee maintained a measured pace of increases for the federal funds rate, bumping the rate by 25 basis points at a time, to 3.75% by fiscal year end. In the wake of rising energy prices, economists remained concerned about inflation late in the fiscal year.

AS NEW MANAGERS TO THE FUND, HOW DID YOU CHANGE THE STRATEGY USED IN THE FUND DURING THE FISCAL YEAR?
In April 2005, we were installed as the investment managers for the Fund and we implemented changes according to our investment philosophy. As a result, substantial changes to the portfolio took place. A supplement to the prospectus was released in September that details our investment strategy, which is somewhat different from the previous team's.

The team's prior managers used a proprietary approach to security selection that included the use of a quantitative model to screen a broad universe of growth-oriented stocks. The dedicated application of that process through much of the first half of the Fund's fiscal year resulted in a handful of both positive and negative results, some of which are outlined later in this report.

As noted in the September 2005 supplement to the Fund's prospectus, we invest primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, we seek to select securities we believe have large end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

The number of securities expected to be held in the Fund going forward is a notable change. Our team believes that superior returns can be realized by holding a concentrated portfolio of companies with advantaged business models and opportunities to generate consistent, long-term growth of intrinsic business value. When restructuring the portfolio, we sold a majority of the previous holdings and purchased quite a few new names. The end result was 29 companies for which we hold the greatest level of conviction. Our management team has held this philosophy and had previously managed assets in this current style -- some of us for many years.

You may have noticed a recent spike in the portfolio's turnover level. This inflated level is a direct result of the significant changes we made to the portfolio when we began managing the Fund. We expect the turnover rate that will be reported in the Fund's new report should more accurately reflect our buy-and-hold philosophy.

WHICH STOCKS WERE AMONG THE STRONGEST PERFORMERS DURING THIS PERIOD?
Earlier in the fiscal year, consumer durables companies performed very well. The Fund also benefited from strong performance within the financial arena.

After the restructuring, we benefited from strong performance from Liberty Global, the largest broadband cable operator outside the U.S. (in terms of subscribers) (source: MarketWatch). Europe has historically lagged behind the U.S. in terms of cable services such as enhanced programming and broadband services. As the industry strives to catch up overseas, we believe that Liberty Global may be a company offering the highest and robust levels of service. Furthermore, based on our quantitative analysis, we believe the company is currently trading at a discount to its intrinsic value.

The Fund also made gains in the technology arena. In particular, we've seen very strong results from SanDisk, which provides portable data storage for consumer electronics. We expect continued strength from the company as consumer data storage needs increase for digital cameras, cell phones, mp3 players, and other mobile products. SanDisk currently holds 40 percent of U.S. market share within this arena and, in addition, has a very dominant brand name (source:
MarketWatch). Furthermore, the company creates value through three distinct avenues: licensing and royalties, retail distribution, and manufacturing.

Other positive performance came from QUALCOMM, which designs and manufactures digital wireless telecommunications products. We expect there will be continued growth from this company as cell phones and other third generation products continue to gain popularity.

WHICH STOCKS WERE AMONG THE BIGGEST DETRACTORS FROM OVERALL FUND PERFORMANCE? During the period we sold Lexmark, a hardware manufacture, at a loss. This company did not meet our criteria for stock selection and, as such, we traded it while reconstructing the portfolio.

We sold the previous managers' holdings in the consumer durables, energy, transportation, and utility sectors. Some of these share sales occurred at a net loss. As energy stocks performed very well during the year, our lack of a position there did detract somewhat from our performance versus the benchmark late in the year. It is worth mentioning, however, that despite our choice to shy away from energy holdings, the portfolio did outpace the benchmark index.

Also performing worse than the index was Zimmer Holdings, which develops and manufactures prosthetic devices including knees, hips, and spines, with an emphasis on minimally invasive solutions. Zimmer, in our opinion, suffered a decline as pricing in the overall hospital industry softened during recent months. For several reasons, we remain confident in Zimmer Holdings. We believe that as demographics continue to shift and the U.S. population ages, the healthcare industry will continue to look for products that can reduce costs, shorten hospital stays, and reduce surgery-related side effects. As such, we anticipate a greater need for minimally invasive orthopedic solutions. Zimmer's variety of products was recently enhanced as a result of its merger with Swedish-based Centerpulse and, in addition, the company currently has an attractive pipeline of potential products. The company's management team is also very focused on the generation of free cash returns for shareholders, which is attractive to us.

PERFORMANCE SUMMARY
  DELAWARE U.S. GROWTH FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware U.S. Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through October 31, 2005                                      Lifetime    10 Years    Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 12/3/93)
Excluding Sales Charge                                         +7.46%      +6.60%       -7.88%     +19.59%
Including Sales Charge                                         +6.93%      +5.96%       -8.96%     +12.69%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 3/29/94)
Excluding Sales Charge                                         +7.17%      +5.98%       -8.52%     +18.68%
Including Sales Charge                                         +7.17%      +5.98%       -8.93%     +14.68%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 5/23/94)
Excluding Sales Charge                                         +7.44%      +5.87%       -8.52%     +18.67%
Including Sales Charge                                         +7.44%      +5.87%       -8.52%     +17.67%
-----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2005 for Delaware U.S. Growth Fund's Class R shares were +9.57% and +19.17%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee is 0.60%. Effective August 1, 2005, the distributor has contracted to limit this amount to 0.50% through February 28, 2006.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended October 31, 2005 for Delaware U.S. Growth Fund Institutional Class were +7.42%, +6.91%, -7.61%, and +19.86%, respectively. The Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:                          DEUIX
Nasdaq Class R symbol:                                      DEURX

FUND BASICS
As of October 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$351 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
29
--------------------------------------------------------------------------------
FUND START DATE:
December 3, 1993
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity Team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. His areas of concentration include finance and technology. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. He received his bachelor's degree from Carnegie Mellon University (Pa.), with majors in industrial management, economics, and political science.
--------------------------------------------------------------------------------

YOUR FUND MANAGERS: (continued)
Christopher J. Bonavico, vice president/senior portfolio manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. He received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Daniel J. Prislin, vice president/senior portfolio manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. He received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

Jeffrey S. Van Harte, chief investment officer of the Focus Growth Team, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Mr. Van Harte also managed institutional separate accounts and sub-advised funds. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. He received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DUGAX
Class B  DEUBX
Class C  DEUCX
--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
October 31, 1995 through October 31, 2005



US Growth Fund Performance of a $10,000 Investment


Class A Shares

            US Growth Fund       S&P 500 Index
Oct-95          $9,425              $10,000
Oct-96         $10,478              $12,408
Oct-97         $13,954              $16,391
Oct-98         $15,498              $19,999
Oct-99         $20,663              $25,130
Oct-00         $27,035              $26,658
Oct-01         $16,665              $20,023
Oct-02         $14,743              $16,999
Oct-03         $17,260              $20,534
Oct-04         $16,910              $22,466
Oct-05         $17,261              $24,425

Chart assumes $10,000 invested on October 31, 1995 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense waiver was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                        For the Period May 1, 2005 to October 31, 2005
  OF FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.


DELAWARE U.S. GROWTH FUND EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                            Expenses
                                         Beginning    Ending               Paid During
                                          Account     Account   Annualized   Period
                                           Value       Value      Expense  5/1/05 to
                                          5/1/05     10/31/05      Ratio    10/31/05
---------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                  $1,000.00   $1,170.50     1.15%     $6.29
Class B                                   1,000.00    1,166.30     1.85%     10.10
Class C                                   1,000.00    1,165.60     1.85%     10.10
Class R                                   1,000.00    1,168.50     1.42%      7.76
Institutional Class                       1,000.00    1,172.10     0.85%      4.65
---------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                  $1,000.00   $1,019.41     1.15%     $5.85
Class B                                   1,000.00    1,015.88     1.85%      9.40
Class C                                   1,000.00    1,015.88     1.85%      9.40
Class R                                   1,000.00    1,018.05     1.42%      7.22
Institutional Class                       1,000.00    1,020.92     0.85%      4.33
---------------------------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                         As of October 31, 2005
  DELAWARE U.S. GROWTH FUND


Sector designations may be different than the sector designations presented in other Fund materials.

                                                           PERCENTAGE
SECTOR                                                    OF NET ASSETS
-----------------------------------------------------------------------
COMMON STOCK                                                   99.08%
-----------------------------------------------------------------------
Basic Industry/Capital Goods                                    3.66%

Business Services                                              17.42%

Consumer Non-Durables                                          14.70%

Consumer Services                                              18.84%

Financials                                                      3.64%

Health Care                                                    18.75%

Technology                                                     22.07%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           1.16%
-----------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              100.24%
-----------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (0.24%)
-----------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-----------------------------------------------------------------------

                                                       DELAWARE U.S. GROWTH FUND
STATEMENT                                              October 31, 2005
  OF NET ASSETS




                                                 Number of         Market
                                                   Shares          Value

COMMON STOCK - 99.08%
Basic Industry/Capital Goods - 3.66%
 Praxair                                          260,000      $ 12,846,600
                                                               ------------
                                                                 12,846,600
                                                               ------------
Business Services - 17.42%
  Expeditors International Washington             205,000        12,437,350
  First Data                                      310,000        12,539,500
  Moody's                                         200,000        10,652,000
  Paychex                                         320,000        12,403,200
  United Parcel Service Class B                   180,000        13,129,200
                                                               ------------
                                                                 61,161,250
                                                               ------------
Consumer Non-Durables - 14.70%
  Procter & Gamble                                229,125        12,828,709
  Staples                                         650,000        14,774,500
  Wal-Mart Stores                                 200,000         9,462,000
  Walgreen                                        320,000        14,537,600
                                                               ------------
                                                                 51,602,809
                                                               ------------
Consumer Services - 18.84%
 +eBay                                            325,000        12,870,000
  International Game Technology                   420,000        11,125,800
 +Liberty Global Class A                          230,000         5,697,100
 +Liberty Global Class C                          280,000         6,641,600
 +MGM MIRAGE                                      250,000         9,342,500
 +Weight Watchers International                   170,000         8,936,900
 +XM Satellite Radio Holdings Class A             400,000        11,532,000
                                                               ------------
                                                                 66,145,900
                                                               ------------
Financials - 3.64%
  Chicago Mercantile Exchange                      35,000        12,780,250
                                                               ------------
                                                                 12,780,250
                                                               ------------
Health Care - 18.75%
  Allergan                                        150,000        13,395,000
 +Genentech                                       200,000        18,120,000
  UnitedHealth Group                              215,000        12,446,350
 +WellPoint                                       135,000        10,081,800
 +Zimmer Holdings                                 185,000        11,797,450
                                                               ------------
                                                                 65,840,600
                                                               ------------
Technology - 22.07%
 +Intuit                                          250,000        11,482,500
  Microsoft                                       550,000        14,135,000
 +NAVTEQ                                          200,000         7,824,000
  QUALCOMM                                        425,000        16,898,000
 +SanDisk                                         275,000        16,194,750
  Sprint                                          470,000        10,955,700
                                                               ------------
                                                                 77,489,950
                                                               ------------
TOTAL COMMON STOCK (cost $318,665,006)                          347,867,359
                                                               ------------

                                                  Principal          Market
                                                    Amount           Value
REPURCHASE AGREEMENTS - 1.16%
 With BNP Paribas 3.92% 11/1/05
   (dated 10/31/05, to be repurchased at
   $2,057,224, collateralized by $2,116,000
   U.S. Treasury Bills due 1/19/06,
   market value $2,098,688)                       $2,057,000      $  2,057,000
 With Cantor Fitzgerald 3.91% 11/1/05
   (dated 10/31/05, to be repurchased at
   $2,024,220, collateralized by $949,000
   U.S. Treasury Bills due 4/27/06,
   market value $929,697, $675,000
   U.S. Treasury Notes 2.50% due 5/31/06,
   market value $674,973 and $432,000
   U.S. Treasury Notes 6.00% due 8/15/09,
   market value $460,524)                          2,024,000         2,024,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS (cost $4,081,000)                        4,081,000
                                                                  ------------

TOTAL MARKET VALUE OF SECURITIES - 100.24%
 (cost $322,746,006)                                               351,948,359
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS - (0.24%)                                               (846,483)
                                                                  ------------
NET ASSETS APPLICABLE TO 26,949,135
 SHARES OUTSTANDING - 100.00%                                     $351,101,876
                                                                  ------------

Net Asset Value - Delaware U.S. Growth Fund
 Class A ($38,565,642 / 3,036,856 Shares)                               $12.70
                                                                        ------
Net Asset Value - Delaware U.S. Growth Fund
 Class B ($28,430,587 / 2,472,189 Shares)                               $11.50
                                                                        ------
Net Asset Value - Delaware U.S. Growth Fund
 Class C ($9,327,419 / 748,423 Shares)                                  $12.46
                                                                        ------
Net Asset Value - Delaware U.S. Growth Fund
 Class R ($354,129 / 28,057 Shares)                                     $12.62
                                                                        ------
Net Asset Value - Delaware U.S. Growth Fund
 Institutional Class ($274,424,099 / 20,663,610 Shares)                 $13.28
                                                                        ------

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
Shares of beneficial interest
 (unlimited authorization - no par)                               $395,923,489
Accumulated net realized loss on investments                       (74,023,966)
Net unrealized appreciation of investments                          29,202,353
                                                                  ------------
Total net assets                                                  $351,101,876
                                                                  ------------

+Non-income producing security for the year ended October 31, 2005.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE U.S. GROWTH FUND
Net asset value Class A (A)                                             $12.70
Sales charge (5.75% of offering price) (B)                                0.77
                                                                        ------
Offering price                                                          $13.47
                                                                        ------

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

                                                     DELAWARE U.S. GROWTH FUND
STATEMENT                                            Year Ended October 31, 2005
  OF OPERATIONS

INVESTMENT INCOME:
  Dividends                                                            $1,416,012
  Interest                                                                151,253
  Foreign tax withheld                                                     (4,671)      $ 1,562,594
                                                                       ----------       -----------

EXPENSES:
  Management fees                                                       1,035,074
  Distribution expenses -- Class A                                        127,564
  Distribution expenses -- Class B                                        291,543
  Distribution expenses -- Class C                                         82,037
  Distribution expenses -- Class R                                          1,777
  Dividend disbursing and transfer agent fees and expenses                429,712
  Registration fees                                                       120,025
  Reports and statements to shareholders                                   76,254
  Accounting and administration expenses                                   60,072
  Legal and professional fees                                              26,059
  Trustees' fees                                                            6,693
  Insurance fees                                                            5,567
  Custodian fees                                                            4,351
  Taxes (other than taxes on income)                                        1,638
  Pricing                                                                     203
  Other                                                                     9,106         2,277,675
                                                                       ----------
  Less expenses absorbed or waived                                                         (414,174)
  Less waiver of distribution expenses -- Class A                                           (18,223)
  Less waiver of distribution expenses -- Class R                                               (85)
  Less expense paid indirectly                                                                 (897)
                                                                                        -----------
  Total expenses                                                                          1,844,296
                                                                                        -----------
NET INVESTMENT LOSS                                                                        (281,702)
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                        3,304,281
  Net change in unrealized appreciation/depreciation of investments                      27,852,929
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                          31,157,210
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $30,875,508
                                                                                        ===========

See accompanying notes


STATEMENTS                                                                                DELAWARE U.S. GROWTH FUND
  OF CHANGES IN NET ASSETS

                                                                                                 Year Ended
                                                                                          10/31/05       10/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                                   $   (281,702)  $   (944,428)
  Net realized gain on investments                                                         3,304,281      7,339,354
  Net change in unrealized appreciation/depreciation of investments                       27,852,929     (8,644,053)
                                                                                        ------------   ------------
  Net increase (decrease) in net assets resulting from operations                         30,875,508     (2,249,127)
                                                                                        ------------   ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
   Class A                                                                                10,448,007      9,632,960
   Class B                                                                                 2,778,227      2,807,820
   Class C                                                                                 3,932,518      2,411,897
   Class R                                                                                   135,387        102,773
   Institutional Class                                                                   258,205,483      1,105,657
                                                                                        ------------   ------------
                                                                                         275,499,622     16,061,107
                                                                                        ------------   ------------
  Cost of shares repurchased:
   Class A                                                                               (16,868,616)   (31,112,107)
   Class B                                                                               (10,061,241)   (10,886,217)
   Class C                                                                                (4,412,579)    (4,398,931)
   Class R                                                                                   (78,391)       (41,867)
   Institutional Class                                                                    (4,174,760)   (25,891,114)
                                                                                        ------------   ------------
                                                                                         (35,595,587)   (72,330,236)
                                                                                        ------------   ------------
Increase (decrease) in net assets derived from capital share transactions                239,904,035    (56,269,129)
                                                                                        ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                    270,779,543    (58,518,256)

NET ASSETS:
  Beginning of year                                                                       80,322,333    138,840,589
                                                                                        ------------   ------------
  End of year (there was no undistributed net investment income at either year end)     $351,101,876   $ 80,322,333
                                                                                        ============   ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware U.S. Growth Fund Class A
                                                                                     Year Ended
                                                             10/31/05     10/31/04    10/31/03    10/31/02    10/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.620     $10.840     $ 9.260     $11.800     $19.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.020)     (0.064)     (0.039)     (0.058)     (0.045)
Net realized and unrealized gain (loss) on investments          2.100      (0.156)      1.619      (2.482)     (7.314)
                                                              -------     -------     -------     -------     -------
Total from investment operations                                2.080      (0.220)      1.580      (2.540)     (7.359)
                                                              -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --          --          --      (0.231)
                                                              -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --          --          --      (0.231)
                                                              -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                $12.700     $10.620     $10.840     $ 9.260     $11.800
                                                              =======     =======     =======     =======     =======
TOTAL RETURN(2)                                                19.59%      (2.03%)     17.06%     (21.53%)    (38.36%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $38,566     $38,339     $60,934     $51,887     $66,897
Ratio of expenses to average net assets                         1.15%       1.40%       1.40%       1.40%       1.46%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly        1.46%       2.15%       2.28%       1.88%       1.70%
Ratio of net investment loss to average net assets             (0.17%)     (0.59%)     (0.40%)     (0.51%)     (0.30%)
Ratio of net investment loss to average net assets
prior to expense limitation and expenses paid indirectly       (0.48%)     (1.34%)     (1.28%)     (0.99%)     (0.54%)
Portfolio turnover                                                65%        158%         77%        103%         70%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware U.S. Growth Fund Class B
                                                                                     Year Ended
                                                              10/31/05    10/31/04    10/31/03    10/31/02    10/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 9.690     $ 9.950     $ 8.560     $10.990     $18.200

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.091)     (0.132)     (0.100)     (0.131)     (0.138)
Net realized and unrealized gain (loss) on investments          1.901      (0.128)      1.490      (2.299)     (6.841)
                                                              -------     -------     -------     -------     -------
Total from investment operations                                1.810      (0.260)      1.390      (2.430)     (6.979)
                                                              -------     -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS:
From net realized gain on investments                              --          --          --          --      (0.231)
                                                              -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --          --          --      (0.231)
                                                              -------     -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                $11.500     $ 9.690     $ 9.950     $ 8.560     $10.990
                                                              =======     =======     =======     =======     =======

TOTAL RETURN(2)                                                18.68%      (2.61%)     16.24%     (22.11%)    (38.79%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $28,431     $30,686     $39,613     $40,196     $62,658
Ratio of expenses to average net assets                         1.85%       2.10%       2.10%       2.10%       2.16%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly        2.11%       2.80%       2.94%       2.58%       2.40%
Ratio of net investment loss to average net assets             (0.87%)     (1.29%)     (1.10%)     (1.21%)     (1.00%)
Ratio of net investment loss to average net assets
prior to expense limitation and expenses paid indirectly       (1.13%)     (1.99%)     (1.94%)     (1.69%)     (1.24%)
Portfolio turnover                                                65%        158%         77%        103%         70%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware U.S. Growth Fund Class C
----------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                     10/31/05   10/31/04    10/31/03    10/31/02    10/31/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.500    $10.790      $9.280     $11.910     $19.700

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(1)                                                (0.099)    (0.140)     (0.108)     (0.139)     (0.148)
 Net realized and unrealized gain (loss) on investments                 2.059     (0.150)      1.618      (2.491)     (7.411)
                                                                      -------    -------     -------     -------     -------
 Total from investment operations                                       1.960     (0.290)      1.510      (2.630)     (7.559)
                                                                      -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS:
 From net realized gain on investments                                     --         --          --          --      (0.231)
                                                                      -------    -------     -------     -------     -------
 Total dividends and distributions                                         --         --          --          --      (0.231)
                                                                      -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                       $12.460    $10.500     $10.790     $ 9.280     $11.910
                                                                      =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                       18.67%     (2.69%)     16.27%     (22.08%)    (38.78%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                               $9,327     $8,387     $10,684     $10,792     $14,959
 Ratio of expenses to average net assets                                1.85%      2.10%       2.10%       2.10%       2.16%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              2.11%      2.80%       2.94%       2.58%       2.40%
 Ratio of net investment loss to average net assets                    (0.87%)    (1.29%)     (1.10%)     (1.21%)     (1.00%)
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly             (1.13%)    (1.99%)     (1.94%)     (1.69%)     (1.24%)
 Portfolio turnover                                                       65%       158%         77%        103%         70%


(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      Delaware U.S. Growth Fund Class R
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period
                                                                                                                  6/2/03(1)
                                                                                               Year Ended            to
                                                                                          10/31/05    10/31/04    10/31/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.590     $10.830     $10.120

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss(2)                                                                    (0.051)     (0.097)     (0.033)
 Net realized and unrealized gain (loss) on investments                                     2.081      (0.143)      0.743
                                                                                          -------     -------     -------
 Total from investment operations                                                           2.030      (0.240)      0.710
                                                                                          -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                                           $12.620     $10.590     $10.830
                                                                                          =======     =======     =======

 TOTAL RETURN(3)                                                                           19.17%      (2.22%)      7.02%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                                     $354        $245        $189
 Ratio of expenses to average net assets                                                    1.42%       1.70%       1.70%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                  1.71%       2.40%       2.71%
 Ratio of net investment loss to average net assets                                        (0.44%)     (0.89%)     (0.76%)
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                                 (0.73%)     (1.59%)     (1.77%)
 Portfolio turnover                                                                           65%        158%         77%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware U.S. Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                     10/31/05   10/31/04     10/31/03   10/31/02    10/31/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.080    $11.270      $9.600     $12.190     $19.970

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(1)                                        0.015     (0.031)     (0.010)     (0.024)         --
 Net realized and unrealized gain (loss) on investments                 2.185     (0.159)      1.680      (2.566)     (7.549)
                                                                      -------    -------     -------     -------     -------
 Total from investment operations                                       2.200     (0.190)      1.670      (2.590)     (7.549)
                                                                      -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS:
 From net realized gain on investments                                     --         --          --          --      (0.231)
                                                                      -------    -------     -------     -------     -------
 Total dividends and distributions                                         --         --          --          --      (0.231)
                                                                      -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                       $13.280    $11.080     $11.270     $ 9.600     $12.190
                                                                      =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                       19.86%     (1.69%)     17.40%     (21.25%)    (38.20%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                             $274,424     $2,666     $27,420     $30,575     $42,302
 Ratio of expenses to average net assets                                0.85%      1.10%       1.10%       1.10%       1.16%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly              1.11%      1.80%       1.94%       1.58%       1.40%
 Ratio of net investment income (loss) to average net assets            0.13%     (0.29%)     (0.10%)     (0.21%)      0.00%
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly             (0.13%)    (0.99%)     (0.94%)     (0.69%)     (0.24%)
 Portfolio turnover                                                       65%       158%         77%        103%         70%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES
       TO FINANCIAL STATEMENTS

                                                      DELAWARE U.S. GROWTH FUND
                                                      October 31, 2005


Delaware Group Adviser Funds (The "Trust") is organized as a Delaware statutory trust and offers two series, the Delaware U.S. Growth Fund and the Delaware Diversified Income Fund. These financial statements and the related notes pertain to the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R)
Family of Funds are allocated amongst the funds on the basis OF average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2005 were $897. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through April 30, 2006. Prior to April 14, 2005, DMC had contractually agreed to waive its fees in order to prevent such expenses from exceeding 1.10% of the average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.35% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through April 30, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.30% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through February 28, 2006 for Class R shares to no more than 0.50% of average daily net assets.

NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)             DELAWARE U.S. GROWTH FUND

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At October 31, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                $65,020
  Dividend disbursing, transfer agent, accounting and
    administration fees and other expenses payable to DSC  48,057
  Distribution fee payable to DDLP                         40,687
  Other expenses payable to DMC and affiliates*            42,593

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended October 31, 2005, the Fund was charged $8,079 for internal legal services provided by DMC.

For the year ended October 31, 2005, DDLP earned $17,224 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2005, DDLP received gross contingent deferred sales charge commissions of $10, $77,383 and $852 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2005, the Fund made purchases of $342,148,906 and sales of $103,663,408 of investment securities other than short-term investments.

At October 31, 2005, the cost of investments for federal income tax purposes was $322,771,727. At October 31, 2005, net unrealized appreciation was $29,176,632, of which $34,018,719 related to unrealized appreciation of investments and $4,842,087 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended October 31, 2005 and 2004.

As of October 31, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                 $395,923,489
  Capital loss carryforwards                     (73,998,245)
  Unrealized appreciation of investments          29,176,632
                                                ------------
  Net Assets                                    $351,101,876
                                                ------------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)             DELAWARE U.S. GROWTH FUND


For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2005, the Fund recorded the following reclassifications:

  Accumulated net investment loss                   $281,702
  Paid-in capital                                   (281,702)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,112,128 was utilized in 2005. Capital loss carryforwards remaining at October 31, 2005 will expire as follows: $27,149,194 in 2009, $28,063,955 in 2010 and $18,785,096 in 2011.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                           Year Ended
                                     10/31/05      10/31/04
Shares sold:
    Class A                           877,552        870,429
    Class B                           261,043        276,415
    Class C                           333,273        219,979
    Class R                            11,682          9,544
    Institutional Class            20,749,797         95,287
                                   ----------      ---------
                                   22,233,347      1,471,654
                                   ----------      ---------
Shares repurchased:
    Class A                        (1,450,349)    (2,884,108)
    Class B                          (956,813)    (1,088,990)
    Class C                          (383,770)      (411,713)
    Class R                            (6,785)        (3,842)
    Institutional Class              (326,863)    (2,288,547)
                                   ----------      ---------
                                   (3,124,580)    (6,677,200)
                                   ----------      ---------
  Net increase (decrease)          19,108,767     (5,205,546)
                                   ==========      =========

For the years ended October 31, 2005 and 2004, 90,741 Class B shares were converted to 82,480 Class A shares valued at $970,558 and 66,273 Class B shares were converted to 60,609 Class A shares valued at $660,389, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 25, 2005, the revolving line of credit facility increased to $225,000,000. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2005, or at any time during the year.

7. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds) (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware U.S. Growth Fund of Delaware Group Adviser Funds at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.




                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 14, 2005

OTHER
       FUND INFORMATION                               DELAWARE U.S. GROWTH FUND


BOARD CONSIDERATION OF DELAWARE U.S. GROWTH FUND INVESTMENT ADVISORY AGREEMENT At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware U.S. Growth Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy OF net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

OTHER
       FUND INFORMATION (CONTINUED)                   DELAWARE U.S. GROWTH FUND


BOARD CONSIDERATION OF DELAWARE U.S. GROWTH FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)
INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance. Lipper currently classifies the Fund as a large cap core fund, although management believes that the Fund's objective is more closely aligned with those funds in the large cap growth category. Accordingly, the Lipper report prepared for this Fund compares the Fund's performance to two separate Performance Universes consisting of the Fund and all retail and institutional large cap core funds and all retail and institutional large cap growth funds, respectively, as selected by Lipper. When compared to other large cap core funds, the Lipper report comparison showed that the Fund's total return for the one, three, five and 10-year periods was in the fourth quartile of such Performance Universe. When compared to other large cap growth funds, the Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the fourth quartile. The report further showed that the Fund's total return for the 10 year period was in the third quartile. The Board noted that the Fund's performance results were not in line with the Board's stated objective. The Board also noted that a new investment team had recently been assigned to the Fund and that management had modified the Fund's policies and strategies in order to take advantage of the new team's investment approach. The Board was satisfied that management was taking effective action to enhance Fund performance and met the Board's performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses. When compared to other large cap core funds, the expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group.

When compared to other large cap growth funds, the expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that, when compared to other large cap core funds, the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through April 2006 and recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

OTHER
       FUND INFORMATION (CONTINUED)                   DELAWARE U.S. GROWTH FUND

BOARD CONSIDERATION OF DELAWARE U.S. GROWTH FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)
MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, thE benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938

LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947

   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           87              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                     Director -
                                                                                                                 Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            87                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   87           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           87                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
 DAVID F. CONNOR          Vice President,   Vice President since   Mr. Connor has served as          87                   None(3)
2005 Market Street        Deputy General     September 21, 2000    Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary     and Secretary     General Counsel of Delaware
      19103                                         since           Investments since 2000.
                                             October 25, 2005
December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR           Senior Vice    Senior Vice President,   Mr. O'Connor has served in       87                   None(3)
2005 Market Street           President,     General Counsel and    various executive and legal
 Philadelphia, PA         General Counsel    Chief Legal Officer   capacities at different times
      19103                  and Chief             since             at Delaware Investments.
                           Legal Officer      October 25, 2005
February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         87                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments

June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor, and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
       THE ORGANIZATION


This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                          AFFILIATED OFFICERS                     CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                       INVESTMENT MANAGER
Chairman                                   Senior Vice President and               Delaware Management Company,
Delaware Investments(R) Family of Funds    Chief Financial Officer                 a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds    Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                  NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                         Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel  Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds    SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                        DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                        Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                       2005 Market Street
                                           Senior Vice President, General Counsel  Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds    FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                        800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                        FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer     INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds    800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                   WEB SITE
                                                                                   www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                              Delaware Investments is the marketing name for
National Gallery of Art                                                            Delaware Management Holdings, Inc. and
Washington, DC                                                                     its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group













                                                             Printed in the USA
(9935)                                                            ANN-0511 USGR
AR-101 [10/05] IVES 12/05                                     MF0511096 PO10598

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


FIXED INCOME

ANNUAL REPORT OCTOBER 31, 2005
--------------------------------------------------------------------------------
                        DELAWARE DIVERSIFIED INCOME FUND



[LOGO] POWERED BY RESEARCH(R)

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TABLE
       OF CONTENTS

---------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
---------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
---------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
---------------------------------------------------------------
SECTOR ALLOCATION                                            7
---------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Assets and Liabilities                     19

    Statement of Operations                                 20

    Statements of Changes in Net Assets                     21

    Financial Highlights                                    22

    Notes to Financial Statements                           26
---------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   30
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OTHER FUND INFORMATION                                      31
---------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    33
---------------------------------------------------------------
ABOUT THE ORGANIZATION                                      35


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                     DELAWARE DIVERSIFIED INCOME FUND
       MANAGEMENT REVIEW                      November 8, 2005


FUND MANAGERS

Ryan K. Brist
Executive Vice President and Chief Investment Officer, Fixed Income

Paul Grillo
Senior Vice President and Senior Portfolio Manager

Stephen R. Cianci
Senior Vice President and Senior Portfolio Manager

Timothy L. Rabe
Senior Vice President and Senior Portfolio Manager

Philip R. Perkins
Senior Vice President and Senior Portfolio Manager

Q: HOW DID THE BOND MARKETS PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?
A: Early in the period, and following the 2004 elections, bonds generally exhibited strength, as political-oriented uncertainties eased and oil prices abated. The bullish environment evaporated by year-end, however, given renewed investor concern about the mounting twin domestic deficits -- budget and trade -- as well as continued dollar weakness.

Bearish fixed-income performances continued into the early stages of 2005 as the economic environment continued to exhibit signs of considerable strength, from which investors anticipated higher interest rates. Market tensions were cut somewhat in early April when a weaker-than-expected labor report cast doubt on expectations for generally vigorous economic expansion moving into the middle portion of the year. Despite an increasing fed funds rate since June 2004, the bond markets regained their vigor by mid-2005.

The markets also witnessed a `stickiness' of longer-term rates, as some labeled it. That is, despite the Federal Reserve Board's efforts at reversing its prior accommodative monetary policy, modest inflation helped keep a lid on long interest rates. For example, while the very short-term federal funds rate rose 175 basis points (1.75%) from the period's onset to August 9, 2005 to end at 3.50%, the long-term 10-year Treasury yield had risen by only 30 basis points (0.30%), to end at 4.41% (source: Federal Reserve Board).

Even high grade corporates participated in the generally favorable environment, despite deteriorating financial conditions at the nation's two largest auto makers -- General Motors and Ford. In lower-quality markets, high-yield corporates and emerging markets debt (EMD) performed well as investors sought out their higher relative yields.

As the period neared its close, the condition for bond markets worsened. Two major storms slammed the Gulf Coast, causing gas prices to soar and fueling inflation fears. Treasury securities, which are notably sensitive to interest-rate shifts, were negatively affected at this time, as were mortgage- and asset-backed debt to a lesser degree. Investment grade corporates, having already faced credit downgrades to both GM and Ford, also experienced weakness. We believe the high yield corporate market was weighed down by the auto supplier group where Tower, Collins & Aikman and Delphi both filed for Chapter 11 bankruptcy protection. EMD, however, performed rather well, with the J.P. Morgan EMBI+ Index gaining +3.8% in the third quarter of 2005 (source: Bloomberg L.P.).

Q: HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005?
A: For its annual period, Delaware Diversified Income Fund returned +1.04% at net asset value and -3.50% at its maximum offer price (both figures reflect all distributions reinvested). For complete annualized performance for Delaware Diversified Income Fund, please see the table on page 4. By comparison, the Fund's benchmark -- the Lehman Brothers Aggregate Bond Index -- returned +1.13%, and its peer group, as measured by the Lipper Multi-Sector Income Funds Average, returned +3.49% (source: Lipper Inc.).

Q: WHAT FACTORS BENEFITED FUND PERFORMANCE FOR THE 12-MONTH PERIOD?
A: We generated favorable relative return with our collective corporate bond exposure. Investment grade corporate debt performed generally in line with our benchmark, to which we were generally underweight, and where we gained added return through prudent security selection and credit-quality biases throughout the period.

Our high-yield exposure was also an area of strength with regard to relative return, as the asset class performed extremely well. Our internal performance barometer for high yield -- the Bear Stearns High Yield Index -- more than doubled the return of the Fund's benchmark. Security selection, especially in short-dated opportunities, only helped to enhance this asset's contribution to Fund performance.

We looked favorably upon the relative yield advantage of mortgage-backed securities (MBS) versus Treasuries of similar duration and tended to carry an overweighting to the asset class, which aided return for the period. Among direct federal obligations, our exposure to Treasury Inflation-Protected Securities (TIPS) added to excess Fund performance, as this small but growing asset class turned in favorable relative results for the 12-months.

Q: CAN YOU IDENTIFY SITUATIONS THAT IMPEDED RETURN FOR THE FUND'S ANNUAL
YEAR PERIOD?
A: The Fund was adversely impacted during the period by our non-U.S. dollar fixed-income exposure. A rebound in the domestic currency negatively affected performance. International bond returns spent the better part of the 12 months in retreat, declining -2.45%, as measured by the performance of the Citigroup Non-U.S. World Government Bond Index (source: Lipper Inc.).

In response, we pared back that asset class's exposure within the portfolio. During the first quarter of 2005, for example, we rolled back this allocation from 25% to 20% of Fund net assets and stepped up our hedged foreign currency exposure.

We also lost performance during the annual year compared to some peer funds by limiting our exposure to high yield bonds. High yield bonds, of course, typically carry additional risk of default, but can enhance their return when that market moves higher, as it did for the 12 months.

PERFORMANCE SUMMARY
       DELAWARE DIVERSIFIED INCOME FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Diversified Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


FUND PERFORMANCE
Average Annual Total Returns
Through October 31, 2005                     Lifetime Five Years   One Year
---------------------------------------------------------------------------
Class A (Est. 12/29/97)
Excluding Sales Charge                        +8.29%     +9.05%      +1.04%
Including Sales Charge                        +7.65%     +8.04%      -3.50%
---------------------------------------------------------------------------
Class B (Est. 10/28/02)
Excluding Sales Charge                        +7.95%      --         +0.30%
Including Sales Charge                        +7.54%     --          -3.53%
---------------------------------------------------------------------------
Class C (Est. 10/28/02)
Excluding Sales Charge                        +7.92%     --          +0.29%
Including Sales Charge                        +7.92%     --          -0.67%
---------------------------------------------------------------------------

The Fund invests in foreign bonds, which are subject to risks not ordinarily associated with domestic bonds (e.g., currency, economic, and political risks).

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%. The distributor has contracted to limit this amount to 0.25% through February 28, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2005 for Delaware Diversified Income Fund's Class R shares were +4.68% and +0.71%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the distributor has contracted to limit this amount to 0.50% through February 28, 2006.

The average annual total returns for the lifetime and one-year periods ended October 31, 2005 for Delaware Diversified Income Fund's Institutional Class were +9.00% and +1.41%, respectively. Institutional Class shares were first made available on October 28, 2002 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DPFFX
Nasdaq Class R symbol:              DPRFX

FUND BASICS
As of October 31, 2005
-------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks maximum long-term total return, consistent with reasonable risk.
-------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$ 1 billion
-------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
650
-------------------------------------------------------------------------------
FUND START DATE:
December 29, 1997
-------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Ryan K. Brist is Executive Vice President, Managing Director and Chief Investment Officer of the Fixed Income Department. He is primarily responsible for total return-based products. Prior to joining Delaware in 2000, Mr. Brist was a member of the portfolio management team that managed Conseco Capital Management's Investment Grade Core and Core Plus products. He previously worked in Investment Banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist received his undergraduate degree in Finance from Indiana University. He is a CFA charterholder.

Paul Grillo is Senior Vice President and Senior Portfolio Manager. Prior to joining Delaware in 1993, Mr. Grillo served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. He is a CFA Charterholder. Mr. Grillo holds a B.A. in business management from North Carolina State University and an MBA in finance from Pace University. He is a CFA charterholder.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
YOUR FUND MANAGERS: (continued)

Stephen R. Cianci is Senior Vice President and Senior Portfolio Manager.
He joined Delaware Investments Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci holds a BS and an MBA in Finance from Widener University. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Timothy L. Rabe is Senior Vice President and Senior Portfolio Manager of Delaware's high yield bond funds. Prior to joining Delaware in 2000, Mr. Rabe was a High-Yield Portfolio Manager for Conseco Capital Management. He also worked as a Tax Analyst for The Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. He is a CFA charterholder.

Philip R. Perkins is Senior Vice President and Senior Portfolio Manager. He joined Delaware from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. Before that, he was COO for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Mr. Perkins holds a B.A. from the University of Notre Dame.

-------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DPDFX
Class B  DPBFX
Class C  DPCFX

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PERFORMANCE OF A $10,000 INVESTMENT
December 29, 1997 (Fund's inception) through October 31, 2005








                             [Plot Points to Come]





Chart assumes $10,000 invested on December 29, 1997 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE
       OF FUND EXPENSES

                                 For the Period May 1, 2005 to October 31, 2005


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE DIVERSIFIED INCOME FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                     Expenses
                              Beginning    Ending                  Paid During
                               Account     Account   Annualized       Period
                                Value       Value      Expense       5/1/05 to
                               5/1/05     10/31/05      Ratio        10/31/05*
-------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                      $1,000.00    $990.20       1.00%          $5.02
Class B                       1,000.00     987.70       1.75%           8.77
Class C                       1,000.00     986.50       1.75%           8.76
Class R                       1,000.00     988.70       1.27%           6.37
Institutional Class           1,000.00     992.60       0.75%           3.77

-------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                      $1,000.00  $1,020.16       1.00%          $5.09
Class B                       1,000.00   1,016.38       1.75%           8.89
Class C                       1,000.00   1,016.38       1.75%           8.89
Class R                       1,000.00   1,018.80       1.27%           6.46
Institutional Class           1,000.00   1,021.42       0.75%           3.82
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR/COUNTRY ALLOCATION
       DELAWARE DIVERSIFIED INCOME FUND

                                                       As of October 31, 2005


Sector designations may be different than the sector designations presented in other Fund materials.


                                                     PERCENTAGE
SECTOR/COUNTRY                                      OF NET ASSETS
------------------------------------------------------------------
AGENCY ASSET-BACKED SECURITIES                          0.23%
------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS              3.09%
------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                       8.58%
------------------------------------------------------------------
AGENCY OBLIGATIONS                                      3.84%
------------------------------------------------------------------
COLLATERALIZED DEBT OBLIGATIONS                         0.19%
------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                   3.46%
------------------------------------------------------------------
CONVERTIBLE BONDS                                       0.10%
------------------------------------------------------------------
CORPORATE BONDS                                        35.51%
------------------------------------------------------------------
Banking                                                 1.30%

Basic Industry                                          3.26%

Brokerage                                               1.39%

Capital Goods                                           1.48%

Communications                                          6.08%

Consumer Cyclical                                       4.75%

Consumer Non-Cyclical                                   3.86%

Electric                                                2.64%

Emerging Markets                                        0.42%

Energy                                                  0.88%

Financial-Other                                         0.13%

Finance Companies                                       2.16%

Industrial-Other                                        0.73%

Industrial Machinery                                    0.10%

Insurance                                               2.93%

Natural Gas                                             0.91%

Real Estate                                             0.66%

Technology                                              0.66%

Transportation                                          1.17%
------------------------------------------------------------------
FOREIGN AGENCIES                                        2.82%
------------------------------------------------------------------
Austria                                                 0.99%

Germany                                                 0.58%

Mexico                                                  0.02%

Russia                                                  0.17%

Ukraine                                                 0.07%

United States                                           0.99%
------------------------------------------------------------------
FOREIGN MUNICIPAL BONDS                                 0.26%
------------------------------------------------------------------
Canada                                                  0.13%

Ukraine                                                 0.13%
------------------------------------------------------------------
REGIONAL AGENCY                                         0.46%
------------------------------------------------------------------
Australia                                               0.46%
------------------------------------------------------------------
REGIONAL AUTHORITY                                      2.08%
------------------------------------------------------------------
Canada                                                  2.08%
------------------------------------------------------------------

                                                    PERCENTAGE
SECTOR/COUNTRY                                     OF NET ASSETS
------------------------------------------------------------------
SOVEREIGN AGENCIES                                      0.54%
------------------------------------------------------------------
Canada                                                  0.39%

Japan                                                   0.15%
------------------------------------------------------------------
SOVEREIGN DEBT                                         13.23%
------------------------------------------------------------------
Argentina                                               0.33%

Austria                                                 0.97%

Belgium                                                 0.78%

Brazil                                                  0.39%

Columbia                                                0.10%

Dominican Republic                                      0.12%

El Salvador                                             0.20%

France                                                  0.56%

Germany                                                 1.93%

Netherlands                                             0.78%

Panama                                                  0.10%

Peru                                                    0.22%

Philippines                                             0.20%

Poland                                                  1.89%

Russia                                                  0.13%

Spain                                                   0.55%

Sweden                                                  2.50%

Turkey                                                  0.24%

United Kingdom                                          1.00%

Venezuela                                               0.24%
------------------------------------------------------------------
SUPRANATIONAL BANKS                                     2.52%
------------------------------------------------------------------
MUNICIPAL BONDS                                         0.79%
------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                      2.55%
------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS          8.44%
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 7.30%
------------------------------------------------------------------
COMMON STOCK                                            0.05%
------------------------------------------------------------------
PREFERRED STOCK                                         0.06%
------------------------------------------------------------------
WARRANT                                                 0.00%
------------------------------------------------------------------
REPURCHASE AGREEMENTS                                   5.89%
------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                      101.99%
------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS        (1.99%)
------------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
------------------------------------------------------------------

STATEMENT
       OF NET ASSETS
                                               DELAWARE DIVERSIFIED INCOME FUND
                                                               October 31, 2005


                                                      Principal     Market
                                                      Amount(o)  Value (U.S.$)
-------------------------------------------------------------------------------
 AGENCY ASSET-BACKED SECURITIES - 0.23%
-------------------------------------------------------------------------------
  oFannie Mae Grantor Trust
     Series 2004-T4 A2 3.93% 2/25/20           USD      590,045   $  587,476
     Series 2004-T4 A3 4.42% 8/25/24                    845,000      837,570
  oFannie Mae Whole Loan Series
     2002-W11 AV1 4.378% 11/25/32                       286,025      286,068
  oSLMA Student Loan Trust Series
     2004-1 A1 4.24% 1/26/15                            634,551      635,138
                                                                  ----------
 TOTAL AGENCY ASSET-BACKED SECURITIES
   (cost $2,361,247)                                               2,346,252
                                                                  ==========
 AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.09%
   Fannie Mae
     Series 1992-51 H 5.00% 4/25/07                     173,532      173,454
     Series 1996-46 ZA 7.50% 11/25/26                   255,495      270,425
     Series 2002-90 A2 6.50% 11/25/42                   843,816      864,299
     Series 2003-122 AJ 4.50% 2/25/28                   896,297      879,993
   Fannie Mae Grantor Trust
     Series 1999-T2 A1 7.50% 1/19/39                     54,923       57,567
     Series 2001-T8 A2 9.50% 7/25/41                    167,220      182,099
     Series 2002-T4 A3 7.50% 12/25/41                   706,025      739,293
     Series 2004-T1 1A2 6.50% 1/25/44                   292,234      298,949
   Fannie Mae Whole Loan
     Series 2003-W12 2A3 2.42% 6/25/43                1,715,488    1,706,172
     Series 2003-W14 1A5 4.71% 9/25/43                  341,749      340,717
     Series 2003-W18 1A5 4.61% 8/25/43                1,535,000    1,519,730
     Series 2004-W3 A2 3.75% 5/25/34                  1,550,000    1,527,449
     Series 2004-W9 2A1 6.50% 2/25/44                   600,283      614,483
     Series 2004-W11 1A2 6.50% 5/25/44                1,316,275    1,347,620
   Freddie Mac
     Series 1730 Z 7.00% 5/15/24                      1,033,186    1,080,288
     Series 2326 ZQ 6.50% 6/15/31                     2,046,090    2,139,069
     Series 2480 EH 6.00% 11/15/31                      169,560      170,215
     Series 2550 QX 4.75% 6/15/27                       985,000      980,838
     Series 2552 KB 4.25% 6/15/27                     1,724,894    1,713,385
     Series 2627 KP 2.87% 12/15/16                    1,652,198    1,554,071
     Series 2662 MA 4.50% 10/15/31                    1,621,220    1,594,822
     Series 2872 GC 5.00% 11/15/29                    1,580,000    1,544,188
     Series 2890 PC 5.00% 7/15/30                     1,015,000      991,689
     Series 2902 LC 5.50% 12/15/17                    1,012,011    1,020,595
     Series 2915 KP 5.00% 11/15/29                    2,417,000    2,365,396
     Series 2936 PC 5.00% 9/15/30                     2,369,000    2,312,511
     Series 3022 MB 5.00% 12/15/28                      975,000      961,795
   Freddie Mac Reference
     Series R001 AE 4.375% 4/15/15                    1,484,162    1,450,695
   Freddie Mac Structured
     Pass Through Securities
     Series T-56 A2A 2.842% 7/25/36                      12,358       12,318
     Series T-58 1A2 3.108% 5/25/35                     324,872      322,703
     Series T-58 2A 6.50% 9/25/43                       235,392      240,576
   GNMA
     Series 2002-62 B 4.763% 1/16/25                    105,000      104,101
     Series 2004-84 A 3.624% 5/16/17                    359,048      347,598
                                                                  ----------
 TOTAL AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS (cost $31,822,932)                                 31,429,103
                                                                  ----------

                                                 Principal         Market
                                                 Amount(o)     Value (U.S.$)
-------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES - 8.58%
-------------------------------------------------------------------------------
   Fannie Mae
    5.50% 1/1/13                       USD       2,143,684     $ 2,156,412
    5.73% 12/1/08                                  598,416         611,132
    6.50% 8/1/17                                   777,575         801,388
    6.765% 1/1/07                                  709,328         717,086
 oFannie Mae ARM
    3.244% 10/1/33                               3,274,335       3,254,866
    5.074% 8/1/35                                1,697,031       1,666,206
  Fannie Mae Relocation 15 yr
    4.00% 9/1/20                                 3,555,540       3,373,319
  Fannie Mae Relocation 30 yr
    5.00% 11/1/33                                  525,341         511,222
    5.00% 1/1/34                                   332,628         323,676
    5.00% 8/1/34                                   505,428         491,055
    5.00% 11/1/34                                  756,774         735,253
    5.00% 4/1/35                                 1,783,982       1,730,463
    5.00% 10/1/35                                1,330,000       1,290,100
  Fannie Mae S.F. 15 yr
    6.00% 4/1/17                                    29,283          29,969
    6.00% 6/1/17                                     7,235           7,404
  Fannie Mae S.F. 15 yr TBA
    4.50% 11/1/20                               17,410,000      16,838,734
    5.00% 11/1/20                                4,045,000       3,990,645
    5.50% 11/1/20                                1,290,000       1,298,869
  Fannie Mae S.F. 20 yr 5.50% 8/1/25             6,657,731       6,611,960
  Fannie Mae S.F. 30 yr
    5.50% 3/1/29                                   690,324         682,990
    5.50% 4/1/29                                   591,915         585,626
    6.00% 8/1/35                                 3,397,151       3,427,937
    7.00% 6/1/35                                   501,017         523,875
    7.00% 7/1/35                                   647,075         676,597
    7.50% 3/1/32                                   123,617         130,531
    7.50% 4/1/32                                   164,572         173,778
    7.50% 6/1/34                                   269,519         284,596
    7.50% 10/1/34                                  122,851         129,762
  Fannie Mae S.F. 30 yr TBA
    5.00% 11/1/35                               11,600,000      11,165,000
    5.50% 11/1/35                                2,120,000       2,216,725
  Freddie Mac 7.00% 1/1/08                       1,234,791       1,249,455
 oFreddie Mac ARM 3.732% 4/1/34                    339,874         341,892
  Freddie Mac Relocation 30 yr
    5.00% 9/1/33                                   355,184         346,415
  Freddie Mac S.F. 15 yr 4.00% 2/1/14              128,990         124,314
  Freddie Mac S.F. 20 yr 5.50% 8/1/24            1,783,502       1,772,913
  Freddie Mac S.F. 30 yr
    6.50% 10/1/33                                  101,654         104,259
    7.00% 11/1/33                                  120,122         125,453
  Freddie Mac S.F. 30 yr TBA 5.50% 11/1/35       1,275,000       1,258,664
  GNMA S.F. 30 yr
    7.50% 2/15/32                                    2,203           2,334
    9.50% 9/15/17                                    9,995          11,029
    10.00% 7/15/17                                   5,235           5,846
                                                                ----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (cost $88,139,933)                                            87,214,520
                                                                ----------

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND


                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
-------------------------------------------------------------------------------
 AGENCY OBLIGATIONS - 3.84%
-------------------------------------------------------------------------------
     Fannie Mae
       3.25% 8/15/08                            USD        160,000  $   154,234
       3.375% 12/15/08                                     520,000      501,286
      ^5.721% 10/9/19                                    1,000,000      467,438
       6.375% 8/15/07                           AUD      5,385,000    4,065,716
     Federal Home Loan Bank
       3.50% 9/15/06                            USD        465,000      460,895
       4.25% 9/14/07                                     5,560,000    5,517,488
    ^Financing Corporation
       Interest Strip CPN 1
       4.413% 11/11/13                                   3,972,000    2,679,174
       4.898% 11/11/17                                   2,650,000    1,434,299
    ^Financing Corporation Principal Strips
       PRN 1 5.00% 5/11/18                               9,480,000    5,057,097
       PRN 13 4.883% 12/27/18                            2,295,000    1,183,318
       PRN 15 5.24% 3/7/19                               1,730,000      881,807
       PRN 16 4.673% 4/5/19                              2,060,000    1,045,460
       PRN D 4.57% 9/26/19                              11,440,000    5,653,521
     Freddie Mac
       3.75% 8/3/07                                        340,000      334,767
       5.75% 4/15/08                                       150,000      153,823
    ^Residual Funding Principal Strip
       5.062% 10/15/19                                   7,400,000    3,691,135
    ^Resolution Funding Interest Strip
       5.209% 1/15/25                                    8,130,000    3,091,180
       5.24% 10/15/25                                    7,220,000    2,650,527
                                                                     ----------
     TOTAL AGENCY OBLIGATIONS
       (cost $39,530,337)                                            39,023,165
                                                                     ----------
 COLLATERALIZED DEBT OBLIGATIONS - 0.19%
 =@#Alliance Capital Funding CBO
       Series 1 A3 144A 5.84% 2/15/10                       41,898       41,846
 =@#Juniper CBO Series 1999-1A A1 144A
       6.83% 4/15/11                                       183,363      185,558
 =@#Magnetite Asset Investor CDO
       Series 2003-C1 144A 8.786% 1/31/08                  750,000      765,731
 =@o#Merrill Lynch CBO VII Series 1997-C3A
       144A 4.335% 3/23/08                                 238,304       91,236
 =@#Putnam CBO II Series 1A A1 144A
       6.875% 11/8/09                                      100,815      102,327
 =@#RHYNO CBO Delaware Series 1997-1 A2
       144A 6.33% 9/15/09                                  137,251      138,139
  =@South Street CBO Series 1999-1A A1
       7.16% 7/1/11                                         83,175       84,007
 =@#Travelers Funding Limited CBO
       Series 1A A2 144A 6.35% 2/18/14                     500,000      507,300
                                                                     ----------
     TOTAL COLLATERALIZED DEBT OBLIGATIONS
       (cost $1,999,151)                                              1,916,144
                                                                     ----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.46%
     Bank of America Commercial
       Mortgage Securities
       Series 2004-5 A3 4.561% 11/10/41                    445,000      430,231
       Series 2005-1 A3 4.877% 11/10/42                  1,360,000    1,345,733
      oSeries 2005-5 A4 5.115% 10/10/45                  2,385,000    2,348,413
     Bear Stearns Commercial
       Mortgage Securities
      #Series 2004-ESA E 144A 5.064% 5/14/16             1,355,000    1,355,322
      oSeries 2005-T20 A4A 5.303% 10/12/42               1,095,000    1,088,670

                                                   Principal      Market
                                                   Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
 COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
-------------------------------------------------------------------------------
  oCitigroup/Deutsche Bank Commercial
     Mortgage Trust
     Series 2005-CD1 AJ 5.225% 9/15/20     USD      602,000     $   597,124
     Series 2005-CD1 A4 5.225% 9/15/20            1,290,000       1,290,000
  #Commercial Mortgage Pass Through
     Certificates Series 2001-J1A A2
     144A 6.457% 2/14/34                          1,066,375       1,116,822
  #Crown Castle Towers Series 2005-1A C
     144A 5.074% 6/15/35                            645,000         627,331
  #First Union National Bank Commercial
     Mortgage Series 2001-C2 L 144A
     6.46% 1/12/43                                1,165,000       1,155,394
   GE Capital Commercial Mortgage Trust
     Series 2002-1A A3 6.269% 12/10/35            3,840,000       4,052,776
     Series 2005-C2 A2 4.706% 5/10/43             1,450,000       1,426,680
     Series 2005-C3 A3FX 4.863% 7/10/45             290,000         286,795
   General Motors Acceptance Corporation
     Commercial Mortgage Securities
     Series 1998-C2 A2 6.42% 5/15/35                681,865         703,783
  oGreenwich Capital Commercial Funding
     Series 2005-GG5 A5 5.224% 4/10/37            1,070,000       1,075,338
  #Hilton Hotel Pool Trust Series 2000
     HLTA A1 144A 7.055% 10/3/15                    332,213         349,863
   J.P. Morgan Chase Commercial
     Mortgage Securities
     Series 2002-C1 A3 5.376% 7/12/37             2,630,000       2,656,721
     Series 2002-C2 A2 5.05% 12/12/34             2,510,000       2,485,636
     Series 2003-C1 A2 4.985% 1/12/37               335,000         330,514
    oSeries 2005-CB11 A4 5.335% 8/12/37           2,555,000       2,554,484
   LB-UBS Commercial Mortgage Trust
     Series 2002-C1 A4 6.462% 3/15/31               940,000       1,006,195
     Series 2005-C5 A2 4.885% 9/15/40             2,160,000       2,140,432
   Merrill Lynch Mortgage Trust
    oSeries 2004-BPC1 A3 4.467% 10/12/41            410,000         394,712
     Series 2005-CIP1 A2 4.96% 7/12/38            1,790,000       1,775,565
    oSeries 2005-CIP1 B 5.274% 7/12/38              590,000         579,296
    #Series 2005-GGP1 E 144A 4.33% 11/15/10         315,000         311,077
    #Series 2005-GGP1 F 144A 4.35% 11/15/10         290,000         286,227
   Morgan Stanley Capital I Series 2005-HQ6
     A2A 4.882% 8/13/42                             805,000         794,197
  #Tower Series 2004-2A A 144A
     4.232% 12/15/14                                695,000         670,169
                                                                 ----------
 TOTAL COMMERCIAL MORTGAGE-BACKED
   SECURITIES (cost $36,008,463)                                 35,235,500
                                                                 ----------
CONVERTIBLE BONDS - 0.10%
  #Charter Communications 144A
     5.875% 11/16/09 exercise price $2.42,
     expiration date 11/16/09                       415,000         305,025
  +Mirant 2.50% 6/15/21 exercise price $67.95,
     expiration date 6/15/21                        695,000         696,738
                                                                 ----------
 TOTAL CONVERTIBLE BONDS (cost $966,550)                          1,001,763
                                                                 ----------
CORPORATE BONDS - 35.51%
 Banking - 1.30%
 o#Banco Santander 144A 4.148% 12/9/09              545,000         543,586
  oBarclays Bank 6.278% 12/29/49                    830,000         786,840
   Citigroup 5.875% 2/22/33                       1,170,000       1,169,882
   Credit Suisse First Boston USA
     6.125% 11/15/11                                450,000         471,922
 o#HBOS 144A 5.92% 9/29/49                        1,500,000       1,480,883

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND


                                                   Principal      Market
                                                   Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
 Banking (continued)
 #Mizuho Financial Group 144A
    5.79% 4/15/14                          USD       750,000   $   770,379
  Popular North America 4.25% 4/1/08               1,075,000     1,056,932
  Popular North America Capital Trust I
    6.564% 9/15/34                                   985,000       989,225
o#Rabobank Capital Funding II 144A
    5.26% 12/29/49                                   765,000       758,819
 oRBS Capital Trust I 4.709% 12/29/49                700,000       658,865
  Regions Financial 6.375% 5/15/12                   500,000       533,840
o#Resona Bank 144A 5.85% 9/29/49                   1,955,000     1,890,631
o#Resona Preferred Global Securities
    144A 7.191% 12/29/49                           1,770,000     1,806,399
  Western Financial Bank 9.625% 5/15/12              275,000       315,563
  Wilmington Trust 4.875% 4/15/13                     15,000        14,646
                                                               -----------
                                                                13,248,412
                                                               -----------
Basic Industry - 3.26%
  Abitibi-Consolidated
    6.95% 4/1/08                                     445,000       445,000
    7.875% 8/1/09                                  2,400,000     2,310,000
  AK Steel
    7.75% 6/15/12                                    420,000       380,100
    7.875% 2/15/09                                   790,000       756,425
  Barrick Gold Finance 7.50% 5/1/07                  320,000       331,904
  Bowater
    9.00% 8/1/09                                   1,040,000     1,060,800
    9.50% 10/15/12                                 2,100,000     2,121,000
 #Codelco 144A 5.625% 9/21/35                      1,065,000     1,016,123
  Donohue Forrest Products
    7.625% 5/15/07                                 1,400,000     1,442,000
  Fort James 7.75% 11/15/23                        2,650,000     2,808,999
  Georgia-Pacific 8.875% 5/15/31                     325,000       371,313
  Huntsman International 10.125% 7/1/09              340,000       351,475
 #Huntsman International 144A
    7.375% 1/1/15                                  1,325,000     1,265,375
  Lubrizol 4.625% 10/1/09                            250,000       243,883
  Newpage 10.00% 5/1/12                            1,200,000     1,098,000
  Norske Skog 8.625% 6/15/11                       2,400,000     2,328,000
 #Novelis 144A 7.25% 2/15/15                       1,000,000       917,500
 #Panolam Industrial 144A 10.75% 10/1/13             650,000       633,750
 #Port Townsend Paper 144A
    12.00% 4/15/11                                 1,500,000     1,072,500
  Potlatch 12.50% 12/1/09                          1,092,000     1,313,151
  Rhodia
    8.875% 6/1/11                                  1,620,000     1,539,000
    10.25% 6/1/10                                    745,000       797,150
  Smurfit Capital Funding 7.50% 11/20/25           2,140,000     1,893,900
 aSolutia 6.72% 10/15/37                           1,990,000     1,373,100
  Stone Container 9.75% 2/1/11                     1,545,000     1,552,725
  Tembec Industries 8.625% 6/30/09                 2,760,000     1,876,800
  Temple-Inland 5.003% 5/17/07                       975,000       969,857
  Witco 6.875% 2/1/26                                825,000       853,875
                                                               -----------
                                                                33,123,705
                                                               -----------
Brokerage - 1.39%
  Amvescap 4.50% 12/15/09                            885,000       864,480
  E Trade Financial 8.00% 6/15/11                  2,415,000     2,463,300
  FINOVA Group 7.50% 11/15/09                      2,349,000       904,365
  Franklin Resources 3.70% 4/15/08                   250,000       243,225
  Goldman Sachs 6.345% 2/15/34                     1,240,000     1,247,513

                                                   Principal      Market
                                                   Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
 Brokerage (continued)
   LaBranche & Company
     9.50% 5/15/09                        USD       930,000   $   983,475
     11.00% 5/15/12                                 945,000     1,048,950
  oMerrill Lynch 3.97% 3/12/07                      775,000       773,187
   Morgan Stanley
     4.75% 4/1/14                                   360,000       340,180
     5.05% 1/21/11                                1,745,000     1,731,728
     5.375% 10/15/15                              3,565,000     3,525,538
                                                              -----------
                                                               14,125,941
                                                              -----------
 Capital Goods - 1.48%
   Aleris International 9.00% 11/15/14            1,040,000     1,066,000
   Allied Waste North America 9.25% 9/1/12        2,101,000     2,275,068
  +Anchor Glass 11.00% 2/15/13                       550,000      352,000
   Armor Holdings 8.25% 8/15/13                   1,855,000     2,012,675
   Casella Waste Systems 9.75% 2/1/13             1,875,000     2,022,656
   General Electric 5.00% 2/1/13                  1,270,000     1,261,199
   Geo Subordinate 11.00% 5/15/12                 1,590,000     1,562,175
   Graham Packaging 9.875% 10/15/14               1,500,000     1,410,000
   Interface 10.375% 2/1/10                       1,405,000     1,520,913
   Intertape Polymer 8.50% 8/1/14                 1,600,000     1,544,182
   York International 6.625% 8/15/06                 10,000        10,112
                                                              -----------
                                                               15,036,980
                                                              -----------
 Communications - 6.08%
  !Adelphia Communications
     8.125% 7/15/06                                 975,000       628,875
   Alaska Communications Systems
     Holdings 9.875% 8/15/11                        905,000       977,400
   American Cellular 10.00% 8/1/11                  805,000       873,425
   American Tower 7.125% 10/15/12                   810,000       839,363
   BellSouth
     4.20% 9/15/09                                  580,000       563,007
     6.00% 11/15/34                                 175,000       168,941
  #CCH I 144A 11.00% 10/1/15                      3,024,000     2,751,839
   Centennial Cellular Operating
     10.125% 6/15/13                                735,000       825,038
   Cenveo 9.625% 3/15/12                            830,000       879,800
   Charter Communications Holdings
     11.125% 1/15/11                                530,000       349,800
    *11.75% 5/15/11                                 660,000       415,800
    *13.50% 1/15/11                               1,745,000     1,291,300
  #Charter Communications Operating
     144A 8.375% 4/30/14                            745,000       750,588
   Cincinnati Bell 8.375% 1/15/14                 1,305,000     1,275,638
   Cox Communications 4.625% 1/15/10                585,000       565,035
   CSC Holdings 10.50% 5/15/16                    1,025,000     1,104,438
   Dex Media East 12.125% 11/15/12                  627,000       735,158
  #Digicel Limited 144A 9.25% 9/1/12                925,000       957,375
   GTE California 7.65% 3/15/07                   2,775,000     2,857,369
  #Hanarotelecom 144A 7.00% 2/1/12                1,485,000     1,446,907
 *Inmarsat Finance 10.375% 11/15/12               2,160,000     1,776,599
   Insight Midwest 10.50% 11/1/10                 2,850,000     3,006,749
   InterActiveCorp 6.75% 11/15/05                 1,795,000     1,795,941
   iPCS 11.50% 5/1/12                               420,000       472,500
   IWO Escrow Company
   *10.75% 1/15/15                                  150,000       108,000
    o7.90% 1/15/12                                  175,000       182,875
   Liberty Media
    o5.37% 9/17/06                                  499,000       503,042
     5.70% 5/15/13                                1,875,000     1,700,829

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                    Principal      Market
                                                    Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
 Communications (continued)
   MCI
     6.908% 5/1/07                           USD       552,000   $   558,900
     7.688% 5/1/09                                   1,530,000     1,589,288
   Mediacom Capital 9.50% 1/15/13                    2,225,000     2,186,063
   Nextmedia Operating 10.75% 7/1/11                 1,135,000     1,238,569
   PanAmSat 9.00% 8/15/14                              290,000       306,675
   Qwest 7.875% 9/1/11                                 300,000       315,750
 o#Qwest 144A 7.12% 6/15/13                            950,000     1,007,000
   Qwest Service 13.50% 12/15/10                     1,535,000     1,761,412
   Rogers Cablesystems 11.00% 12/1/15                  735,000       779,100
   Rural Cellular
     9.625% 5/15/08                                    900,000       920,250
     9.875% 2/1/10                                   1,050,000     1,097,250
   SBC Communications
     4.125% 9/15/09                                    145,000       139,733
     6.15% 9/15/34                                     955,000       935,968
   Sheridan Acquisition 10.25% 8/15/11                 600,000       627,000
  #Sirius Satellite 144A 9.625% 8/1/13               1,285,000     1,222,356
   Sprint Capital
     4.78% 8/17/06                                     775,000       774,808
     6.375% 5/1/09                                      10,000        10,380
     7.625% 1/30/11                                      5,000         5,508
     8.75% 3/15/32                                   1,905,000     2,471,371
  #Telcordia Technologies 144A
     10.00% 3/15/13                                  2,255,000     1,995,675
   Telecom Italia Capital 4.00% 1/15/10                515,000       490,015
   Telefonos de Mexico 4.50% 11/19/08                1,180,000     1,157,411
   THOMSON 5.75% 2/1/08                                205,000       208,147
   Time Warner Entertainment
     8.375% 3/15/23                                    745,000       877,815
   Time Warner Telecommunications
     9.75% 7/15/08                                   1,105,000     1,127,100
   Triton Communications 9.375% 2/1/11                 405,000       312,863
  oUS LEC 12.716% 10/1/09                              740,000       799,200
   US Unwired 10.00% 6/15/12                           515,000       588,388
   Valor Telecom Enterprises 7.75% 2/15/15           1,275,000     1,254,281
   Verizon Global Funding
     4.90% 9/15/15                                     555,000       529,307
     5.85% 9/15/35                                   1,060,000       994,716
   Verizon Wireless 5.375% 12/15/06                  2,005,000     2,016,604
   Vertis 10.875% 6/15/09                              710,000       663,850
   XM Satellite Radio 12.00% 6/15/10                   865,000       970,963
                                                                 -----------
                                                                  61,737,347
                                                                 -----------
 Consumer Cyclical - 4.75%
   Accuride 8.50% 2/1/15                             1,100,000     1,045,000
   Advanced Accessory Systems
     10.75% 6/15/11                                    515,000       440,325
   Ameristar Casinos 10.75% 2/15/09                    205,000       219,350
  oCentex 4.50% 8/1/07                                 850,000       851,420
   Corrections Corporation of America
     7.50% 5/1/11                                    1,820,000     1,890,525
  oDaimlerChrysler NA Holdings
     4.78% 10/31/08                                  3,295,000     3,295,902
   Darden Restaurants 6.00% 8/15/35                    710,000       655,992
   Ford Motor 7.45% 7/16/31                          4,195,000     3,104,299
   Ford Motor Credit
     5.625% 10/1/08                                    175,000       163,578
     5.70% 1/15/10                                     760,000       684,528
     6.625% 6/16/08                                  1,105,000     1,060,266
     7.00% 10/1/13                                     730,000       669,125

                                                      Principal      Market
                                                      Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
 Consumer Cyclical (continued)
   Gaylord Entertainment 6.75% 11/15/14        USD       735,000   $   712,950
   General Motors Acceptance Corporation
    o5.10% 7/16/07                                     1,435,000     1,403,222
     6.75% 12/1/14                                     1,755,000     1,680,978
     8.00% 11/1/31                                     2,550,000     2,639,783
   Johnson Controls 5.00% 11/15/06                       290,000       289,932
   Jones Apparel 4.25% 11/15/09                          585,000       549,888
   Landry's Restaurant 7.50% 12/15/14                    875,000       809,375
   Lodgenet Entertainment 9.50% 6/15/13                2,025,000     2,202,188
   Lowe's 7.50% 12/15/05                                 200,000       200,643
   Mandalay Resort Group 10.25% 8/1/07                 1,350,000     1,444,500
  #Metaldyne 144A 11.00% 11/1/13                       1,590,000     1,438,950
   MGM Mirage 9.75% 6/1/07                                20,000        21,100
  #Neiman Marcus 144A 10.375% 10/15/15                 2,195,000     2,129,150
   O'Charleys 9.00% 11/1/13                            1,120,000     1,167,600
   Penn National Gaming 8.875% 3/15/10                 2,965,000     3,109,543
   Penney (JC) 7.375% 8/15/08                            700,000       736,750
   Royal Caribbean Cruises 7.25% 3/15/18               1,625,000     1,700,156
   Time Warner 8.18% 8/15/07                           1,630,000     1,716,595
  +Town Sports International 11.00% 2/1/14               850,000       572,688
   True Temper Sports 8.375% 9/15/11                     895,000       809,975
  #Uno Restaurant 144A 10.00% 2/15/11                  1,100,000       984,500
   Visteon
     7.00% 3/10/14                                     1,455,000     1,244,025
     8.25% 8/1/10                                      2,725,000     2,530,844
   Warnaco 8.875% 6/15/13                                980,000     1,060,850
   Warner Music Group 7.375% 4/15/14                     930,000       911,400
   Wendy's International 6.35% 12/15/05                  130,000       130,242
   Wheeling Island Gaming
     10.125% 12/15/09                                  1,825,000     1,920,813
                                                                   -----------
                                                                    48,198,950
                                                                   -----------
 Consumer Non-Cyclical - 3.86%
   Albertson's 8.00% 5/1/31                            2,420,000     2,221,045
   Amgen 4.00% 11/18/09                                  280,000       271,304
   Biovail 7.875% 4/1/10                               2,970,000     3,077,662
  #Commonwealth Brands 144A
     9.75% 4/15/08                                       150,000       158,250
     10.625% 9/1/08                                    1,550,000     1,635,250
   Constellation Brands 8.125% 1/15/12                   995,000     1,041,019
   Cott Beverages 8.00% 12/15/11                       1,470,000     1,510,425
  #Doane Pet Care 144A 10.625% 11/15/15                  350,000       356,125
   Gold Kist 10.25% 3/15/14                              830,000       933,750
   HCA 5.50% 12/1/09                                     800,000       783,292
   HealthSouth 10.75% 10/1/08                          2,375,000     2,333,437
   Kraft Foods
     4.125% 11/12/09                                   1,820,000     1,759,669
     6.50% 11/1/31                                       400,000       432,544
  #Le-Natures 144A 10.00% 6/15/13                      1,275,000     1,370,625
   Medco Health Solutions 7.25% 8/15/13                1,145,000     1,241,961
   MedPartners 7.375% 10/1/06                          2,410,000     2,458,199
  #Miller Brewing 144A
     4.25% 8/15/08                                       685,000       671,756
     5.50% 8/15/13                                       500,000       504,788
   National Beef Packing 10.50% 8/1/11                 2,070,000     2,147,625
   NDCHealth 10.50% 12/1/12                            1,425,000     1,629,844
   Pilgrim's Pride 9.625% 9/15/11                      1,285,000     1,381,375
   Pinnacle Foods 8.25% 12/1/13                          595,000       553,350
   Playtex Products 9.375% 6/1/11                      1,000,000     1,040,000
  #Quest Diagnostic 144A 5.125% 11/1/10                1,425,000     1,423,749
   Safeway 6.15% 3/1/06                                  605,000       606,540

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                  Principal      Market
                                                  Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
Consumer Non-Cyclical (continued)
   Universal 6.50% 2/15/06               USD       605,000   $   608,284
   US Oncology 10.75% 8/15/14                    1,735,000     1,921,512
   UST 6.625% 7/15/12                              930,000       954,559
  *Vanguard Health 11.25% 10/1/15                1,330,000       937,650
  #Warner Chilcott 144A 8.75% 2/1/15             1,585,000     1,466,125
   WellPoint
     3.75% 12/14/07                                990,000       967,125
     4.25% 12/15/09                                505,000       490,219
  #Williams Scotsman 144A 8.50% 10/1/15            350,000       357,000
                                                             -----------
                                                              39,246,058
                                                             -----------
 Electric - 2.64%
   Arizona Public Service 5.50% 9/1/35             950,000       880,607
   Avista
     7.75% 1/1/07                                  290,000       298,491
     9.75% 6/1/08                                  433,000       477,077
   Calpine
     7.625% 4/15/06                                995,000       860,675
     10.50% 5/15/06                                675,000       583,875
 o#Calpine 144A 9.90% 7/15/07                      950,600       741,468
   CMS Energy 9.875% 10/15/07                      750,000       810,000
   Dominion Resources
    o4.30% 9/28/07                               3,285,000     3,286,961
    7.195% 9/15/14                                 330,000       364,322
   Duke Capital 5.668% 8/15/14                     615,000       613,409
  #Dynegy Holdings 144A 10.125% 7/15/13          1,980,000     2,187,900
   Elwood Energy 8.159% 7/5/26                   1,127,139     1,256,760
   FPL Group Capital 4.086% 2/16/07                845,000       837,606
   Midwest Generation
     8.30% 7/2/09                                1,460,000     1,525,700
     8.75% 5/1/34                                1,695,000     1,864,500
  +Mirant Americas Generation
     7.625% 5/1/06                                 675,000       813,375
   Oncor Electric Delivery 7.00% 5/1/32            160,000       176,996
   Orion Power Holdings 12.00% 5/1/10              945,000     1,115,100
   Pepco Holdings 5.50% 8/15/07                  1,770,000     1,785,346
  #Power Contract Financing 144A
     5.20% 2/1/06                                   76,822        76,917
   PSEG Energy Holdings
     7.75% 4/16/07                                 585,000       596,700
     8.625% 2/15/08                                 30,000        31,275
   Reliant Energy 9.50% 7/15/13                    475,000       508,250
  oSCANA 4.02% 3/1/08                              655,000       655,571
   Southern California Edison
    o3.925% 12/13/07                               695,000       695,187
    6.00% 1/15/34                                  570,000       588,094
   Southern Capital Funding 5.30% 2/1/07           630,000       632,277
  #Tenaska Alabama 144A 7.00% 6/30/21              400,000       408,389
  #Texas Genco 144A 6.875% 12/15/14                630,000       677,250
   TXU Energy 7.00% 3/15/13                      1,409,000     1,469,304
+=#USGen New England 144A
     7.459% 1/2/15                                 255,000         1,836
                                                             -----------
                                                              26,821,218
                                                             -----------
 Emerging Markets - 0.42%
  #Kazkommerts International
     144A 7.00% 11/3/09                            915,000       928,725
  #Southern Peru 144A 7.50% 7/27/35              3,505,000     3,364,562
                                                             -----------
                                                               4,293,287
                                                             -----------

                                                  Principal      Market
                                                  Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
Energy - 0.88%
  Bluewater Finance 10.25% 2/15/12         USD      750,000   $  802,500
 #Canadian Oil Sands 144A 4.80% 8/10/09             290,000      285,256
 #Hilcorp Energy 144A
    7.75% 11/1/15                                 1,500,000    1,522,500
    10.50% 9/1/10                                   535,000      601,875
  Nexen 5.875% 3/10/35                              400,000      381,969
  Petroleum Geo-Services
    8.00% 11/5/06                                   131,638      132,954
    10.00% 11/5/10                                1,025,963    1,138,819
 oSecunda International 12.15% 9/1/12               845,000      883,025
  SESI 8.875% 5/15/11                               560,000      589,400
  Siberian Oil 10.75% 1/15/09                     1,120,000    1,264,144
  USX 9.125% 1/15/13                                 95,000      115,563
  Valero Energy 6.125% 4/15/07                      135,000      137,224
  Weatherford International 4.95% 10/15/13          255,000      249,534
  Whiting Petroleum 7.25% 5/1/13                    770,000      779,625
                                                              ----------
                                                               8,884,388
                                                              ----------
Financial-Other - 0.13%
 oBerkshire Hathaway Finance
    4.165% 1/11/08                                  690,000      690,886
o#Premium Asset Trust Series 2005-2
    144A 3.94% 2/2/07                               660,000      660,000
                                                              ----------
                                                               1,350,886
                                                              ----------
Finance Companies - 2.16%
  American General Finance
    4.875% 7/15/12                                2,505,000    2,441,085
 #CCM Merger 144A 8.00% 8/1/13                    1,015,000    1,009,925
 #FTI Consulting 144A 7.625% 6/15/13              1,225,000    1,255,625
  General Electric Capital 2.75% 9/25/06             25,000       24,580
  HSBC Finance 4.625% 9/15/10                     2,460,000    2,403,506
  International Lease Finance
    4.625% 6/2/08                                   155,000      153,308
 #Residential Capital 144A
    6.375% 6/30/10                                2,655,000    2,699,492
    6.875% 6/30/15                                4,670,000    4,925,436
  SLM 6.50% 6/15/10                        NZD    5,940,000    4,085,322
 #SovRisc BV 144A 4.625% 10/31/08          USD    3,005,000    2,995,985
                                                              ----------
                                                              21,994,264
                                                              ----------
Industrial - Other - 0.73%
  Adesa 7.625% 6/15/12                            1,390,000    1,403,900
  Foster Wheeler 10.359% 9/15/11                    405,000      455,625
  Interline Brands 11.50% 5/15/11                 1,811,000    2,019,265
 #Knowledge Learn 144A 7.75% 2/1/15                 955,000      892,925
~Mueller Holdings 14.75% 4/15/14                  1,830,000    1,345,050
  Trimas 9.875% 6/15/12                           1,615,000    1,316,225
                                                              ----------
                                                               7,432,990
                                                              ----------
Industrial Machinery - 0.10%
 #Nell AF Sarl 144A 8.375% 8/15/15                1,080,000    1,042,200
                                                              ----------
                                                               1,042,200
                                                              ----------
Insurance - 2.93%
 #Farmers Exchange Capital 144A
    7.05% 7/15/28                                 1,585,000    1,606,264
 #Farmers Insurance Exchange 144A
    6.00% 8/1/14                                    270,000      269,834
    8.625% 5/1/24                                   345,000      408,671
 #Liberty Mutual 144A 5.75% 3/15/14                 195,000      188,029

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                 Principal      Market
                                                 Amount(o)   Value (U.S.$)
-------------------------------------------------------------------------------
CORPORATE BONDS (continued)
-------------------------------------------------------------------------------
Insurance (continued)
   Marsh & McLennan
    o4.27% 7/13/07                       USD     1,490,000   $ 1,484,266
     5.15% 9/15/10                               2,985,000     2,937,605
     5.375% 3/15/07                              1,165,000     1,168,166
     5.375% 7/15/14                                320,000       306,880
     5.75% 9/15/15                               1,626,000     1,584,729
   MetLife
     5.00% 6/15/15                               1,930,000     1,878,923
     5.70% 6/15/35                               1,980,000     1,918,388
  #Nationwide Mutual Insurance 144A
     7.875% 4/1/33                               1,300,000     1,549,081
  #Nippon Life Insurance 144A
     4.875% 8/9/10                               3,550,000     3,483,680
o&#North Front Pass-Through Trust 144A
     5.81% 12/15/24                              2,070,000     2,051,968
 o#Oil Insurance 144A 5.15% 8/15/33              1,565,000     1,543,625
   St. Paul Travelers 5.01% 8/16/07              1,765,000     1,760,702
  #TIAA Global Markets
  144A 2.75% 1/13/06230,000 229,146
o&#Twin Reefs Pass-Through Trust 144A
     4.935% 12/31/49                             1,400,000     1,396,874
   Willis Group
     5.125% 7/15/10                              1,970,000     1,950,385
     5.625% 7/15/15                              2,080,000     2,044,719
                                                             -----------
                                                              29,761,935
                                                             -----------
 Natural Gas - 0.91%
  oAtmos Energy 4.525% 10/15/07                    965,000       966,098
   El Paso Natural Gas 7.625% 8/1/10               375,000       395,410
   El Paso Production Holding 7.75% 6/1/13         950,000       983,250
   Enterprise Products Operating
     4.00% 10/15/07                                430,000       420,704
     4.625% 10/15/09                             1,385,000     1,344,604
   Inergy Finance 6.875% 12/15/14                  525,000       500,063
   Sempra Energy
    o4.29% 5/21/08                                 855,000       857,951
     4.621% 5/17/07                              1,840,000     1,830,768
   Tennessee Gas Pipeline 8.375% 6/15/32           550,000       617,796
   Valero Logistics Operations 6.05% 3/15/13     1,310,000     1,348,278
                                                             -----------
                                                               9,264,922
                                                             -----------
 Real Estate - 0.66%
   American Real Estate Partners
     8.125% 6/1/12                                 625,000       645,313
  #American Real Estate Partners 144A
     7.125% 2/15/13                                600,000       586,500
   BF Saul REIT 7.50% 3/1/14                     1,819,000     1,864,475
   Developers Diversified Realty
     4.625% 8/1/10                                 290,000       280,416
     5.25% 4/15/11                                 400,000       395,310
     5.375% 10/15/12                             1,595,000     1,566,124
   Tanger Properties 9.125% 2/15/08              1,270,000     1,365,250
                                                             -----------
                                                               6,703,388
                                                             -----------
 Technology - 0.66%
  #Ikon Office Solutions 144A
     7.75% 9/15/15                                 700,000       666,750
   Magnachip Semiconductor
     8.00% 12/15/14                              1,170,000     1,076,400
   Motorola 4.608% 11/16/07                      1,730,000     1,722,213
   Sanmina-SCI 10.375% 1/15/10                   1,550,000     1,705,000

                                                 Principal      Market
                                                 Amount(o)   Value (U.S.$)
CORPORATE BONDS (continued)
Technology (continued)
  #Sunguard Data Systems 144A
     9.125% 8/15/13                    USD          50,000   $    51,000
     10.25% 8/15/15                              1,435,000     1,429,619
                                                             -----------
                                                               6,650,982
                                                             -----------
 Transportation - 1.17%
   American Airlines 6.817% 5/23/11                 25,000        22,453
   Continental Airlines 6.503% 6/15/11           1,475,000     1,406,667
  oCSX 4.01% 8/3/06                                580,000       581,188
  #Erac USA Finance 144A 7.35% 6/15/08           1,370,000     1,443,231
 ~H-Lines Finance Holdings 11.00% 4/1/13         1,770,000     1,464,675
   Horizon Lines 9.00% 11/1/12                     398,000       424,368
   Kansas City Southern Railway
     9.50% 10/1/08                               1,515,000     1,647,563
   OMI 7.625% 12/1/13                            1,785,000     1,838,549
   Seabulk International 9.50% 8/15/13             415,000       468,431
   Stena 9.625% 12/1/12                          1,365,000     1,481,025
   United AirLines 7.73% 7/1/10                  1,154,116     1,113,927
                                                             -----------
                                                              11,892,077
                                                             -----------
 TOTAL CORPORATE BONDS (cost $367,430,176)                   360,809,930
                                                             -----------
FOREIGN AGENCIES - 2.82%AE
 Austria - 0.99%
   Oesterreichesche Kontrollbank
     1.80% 3/22/10                     JPY   1,115,000,000    10,041,971
                                                             -----------
                                                              10,041,971
                                                             -----------
 Germany - 0.58%
   Rentenbank 1.375% 4/25/13           JPY     677,000,000     5,859,618
                                                             -----------
                                                               5,859,618
                                                             -----------
 Mexico - 0.02%
  #Pemex Project Funding Master Trust
     144A 6.625% 6/15/35               USD         265,000       254,731
                                                             -----------
                                                                 254,731
                                                             -----------
 Russia - 0.17%
  #Gazprom OAO 144A 9.625% 3/1/13      USD       1,400,000     1,685,250
                                                             -----------
                                                               1,685,250
                                                             -----------
 Ukraine - 0.07%
   Exim of Ukraine 7.75% 9/23/09       USD         675,000       694,238
                                                             -----------
                                                                 694,238
                                                             -----------
 United States - 0.99%
   KFW International Finance
     1.75% 3/23/10                     JPY   1,122,000,000    10,080,038
                                                             -----------
                                                              10,080,038
                                                             -----------
 TOTAL FOREIGN AGENCIES (cost $30,380,847)                    28,615,846
                                                             -----------

FOREIGN MUNICIPAL BONDS - 0.26%AE
 Canada - 0.13%
   Vancouver City 3.85% 10/6/12        CAD       1,645,000     1,361,610
                                                             -----------
                                                               1,361,610
                                                             -----------
 Ukraine - 0.13%
  #City of Kiev Ukraine 144A
     8.00% 11/6/15                     USD       1,295,000     1,300,245
                                                             -----------
                                                               1,300,245
                                                             -----------
 TOTAL FOREIGN MUNICIPAL BONDS
   (cost $2,699,525)                                           2,661,855
                                                             -----------

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                      Principal     Market
                                                      Amount(o)  Value (U.S.$)
-----------------------------------------------------------------------------
REGIONAL AGENCY - 0.46%AE
-----------------------------------------------------------------------------
Australia - 0.46%
   Queensland Treasury
     6.00% 8/14/13                           AUD       2,651,000  $ 2,031,448
     6.00% 10/14/15                          AUD       3,433,000    2,638,960
                                                                   ----------
 TOTAL REGIONAL AGENCY
   (cost $4,775,347)                                                4,670,408
                                                                   ----------
REGIONAL AUTHORITY - 2.08%AE
Canada - 2.08%
   Ontario Province
     1.875% 1/25/10                          JPY   1,111,000,000   10,029,200
     4.50% 3/8/15                            CAD       4,692,000    4,013,307
     5.00% 3/8/14                            CAD       1,190,000    1,058,194
   Quebec Province 5.00% 12/1/15             CAD       6,845,000    6,017,088
                                                                   ----------
 TOTAL REGIONAL AUTHORITY
   (cost $21,751,631)                                              21,117,789
                                                                   ----------
SOVEREIGN AGENCIES - 0.54%AE
Canada - 0.39%
   Canada Housing Trust No 1
     3.75% 3/15/10                           CAD       4,795,000    4,028,725
                                                                   ----------
                                                                    4,028,725
                                                                   ----------
 Japan - 0.15%
   Development Bank of Japan
     1.70% 9/20/22                           JPY     180,000,000    1,488,082
                                                                   ----------
                                                                    1,488,082
                                                                   ----------
TOTAL SOVEREIGN AGENCIES (cost $5,642,961)                          5,516,807
                                                                   ----------
SOVEREIGN DEBT - 13.23%AE
Argentina - 0.33%
   Republic of Argentina
    (?)1.33% 12/31/38                        USD       6,355,000    2,360,882
    o4.005% 8/3/12                           USD       1,308,125    1,032,765
                                                                   ----------
                                                                    3,393,647
                                                                   ----------
Austria - 0.97%
   Republic of Austria
     5.25% 1/4/11                            EUR       5,344,000    7,084,513
     9.00% 9/15/06                           ISK     166,700,000    2,743,083
                                                                   ----------
                                                                    9,827,596
                                                                   ----------
Belgium - 0.78%
   Kingdom of Belgium 5.75% 3/28/08          EUR       6,173,000    7,911,595
                                                                   ----------
                                                                    7,911,595
                                                                   ----------
Brazil - 0.39%
   Federal Republic of Brazil
     12.25% 3/6/30                           USD       2,985,000    3,984,975
                                                                   ----------
                                                                    3,984,975
                                                                   ----------
Colombia - 0.10%
   Republic of Colombia
     10.375% 1/28/33                         USD         800,000    1,004,000
                                                                   ----------
                                                                    1,004,000
                                                                   ----------
Dominican Republic - 0.12%
   Dominican Republic 9.04% 1/23/18          USD       1,151,019    1,222,958
                                                                   ----------
                                                                    1,222,958
                                                                   ----------

                                                  Principal      Market
                                                  Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 SOVEREIGN DEBTAE (continued)
 -------------------------------------------------------------------------------
 El Salvador - 0.20%
   Republic of El Salvador
     7.65% 6/15/35                         USD     2,050,000   $ 2,053,239
                                                               -----------
                                                                 2,053,239
                                                               -----------
 France - 0.56%
   France Government O.A.T
     3.50% 4/25/15                         EUR     4,682,000     5,661,757
                                                               -----------
                                                                 5,661,757
                                                               -----------
 Germany - 1.93%
   Deutschland Republic
     4.50% 1/4/13                          EUR     5,128,000     6,654,951
     4.75% 7/4/08                          EUR     6,282,000     7,917,311
     6.25% 1/4/24                          EUR     3,159,000     5,066,722
                                                               -----------
                                                                19,638,984
                                                               -----------
 Netherlands - 0.78%
   Netherlands Government
     5.75% 2/15/07                         EUR     6,355,000     7,924,788
                                                               -----------
                                                                 7,924,788
                                                               -----------
 Panama - 0.10%
   Republic of Panama 8.125% 4/28/34       USD       915,000       997,350
                                                               -----------
                                                                   997,350
                                                               -----------
 Peru - 0.22%
   Republic of Peru 7.35% 7/21/25          USD     2,175,000     2,207,625
                                                               -----------
                                                                 2,207,625
                                                               -----------
 Philippines - 0.20%
   Republic of Philippines
     10.625% 3/16/25                       USD     1,730,000     2,004,638
                                                               -----------
                                                                 2,004,638
                                                               -----------
 Poland - 1.89%
   Poland Government
    ^4.292% 4/12/07                        PLZ    17,538,000     4,969,443
    5.75% 9/23/22                          PLZ    11,791,000     3,720,412
    6.00% 5/24/09                          PLZ    16,172,000     5,030,533
    6.25% 10/24/15                         PLZ    17,017,000     5,526,575
                                                               -----------
                                                                19,246,963
                                                               -----------
 Russia - 0.13%
   Russian Ministry of Finance
     3.00% 5/14/11                         USD     1,410,000     1,232,622
&@#Russian Paris Club Participation Note
     144A 1.975% 8/20/20                   JPY     8,781,156        75,668
                                                               -----------
                                                                 1,308,290
                                                               -----------
 Spain - 0.55%
   Spanish Government 5.50% 7/30/17        EUR     3,894,000     5,567,941
                                                               -----------
                                                                 5,567,941
                                                               -----------
 Sweden - 2.50%
   Sweden Government
     4.00% 12/1/09                         SEK    73,970,000     9,719,641
     4.50% 8/12/15                         SEK    43,165,000     5,966,300
     5.00% 12/1/20                         SEK    42,165,000     6,280,858
     5.50% 10/8/12                         SEK    24,320,000     3,506,315
                                                               -----------
                                                                25,473,114
                                                               -----------
 Turkey - 0.24%
   Republic of Turkey 11.875% 1/15/30      USD     1,675,000     2,437,125
                                                               -----------
                                                                 2,437,125
                                                               -----------

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                       Principal      Market
                                                       Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 SOVEREIGN DEBTAE (continued)
 -------------------------------------------------------------------------------
 United Kingdom - 1.00%
   U.K. Treasury
     4.75% 6/7/10                            GBP       2,243,000     $ 4,042,594
     4.75% 9/7/15                            GBP       1,405,600       2,570,254
     8.00% 6/7/21                            GBP       1,421,000       3,551,772
                                                                   -------------
                                                                      10,164,620
                                                                   -------------
 Venezuela - 0.24%
   Venezuela Government
     7.65% 4/21/25                           USD       1,660,000       1,639,250
     9.375% 1/13/34                          USD         650,000         757,575
                                                                   -------------
                                                                       2,396,825
                                                                   -------------
 TOTAL SOVEREIGN DEBT (cost $138,011,539)                            134,428,030
                                                                   -------------
 SUPRANATIONAL BANKS - 2.52%
   Asia Development Bank
     0.50% 10/9/12                           AUD       2,552,000       1,341,973
   European Investment Bank
     1.40% 6/20/17                           JPY     200,000,000       1,673,734
     4.00% 10/15/37                          EUR       2,489,000       3,023,545
     4.375% 7/8/15                           GBP       1,751,000       3,059,230
     5.375% 6/7/21                           GBP       1,587,000       3,060,953
     6.50% 9/10/14                           NZD       2,939,000       2,033,020
^#European Investment Bank
     144A 15.37% 9/12/08                     BRL       7,771,785       2,255,557
   Inter-American Development Bank
     1.90% 7/8/09                            JPY   1,011,000,000       9,125,344
                                                                   -------------
 TOTAL SUPRANATIONAL BANKS
   (cost $26,259,256)                                                 25,573,356
                                                                   -------------
 MUNICIPAL BONDS - 0.79%
   Augusta, Georgia Water & Sewer
     Revenue 5.25% 10/1/39 (FSA)             USD         925,000         977,059
   California State
     5.00% 2/1/33                                         80,000          81,101
     5.00% 2/1/33                                         75,000          75,980
   California State Economic Recovery
     Series A 5.25% 7/1/13                               255,000         280,179
   California State University Systemwide
     Revenue 5.00% 11/1/30 (AMBAC)                       385,000         399,295
   Colorado Department of Transportation
     Revenue 5.00% 12/15/13 (FGIC)                       985,000       1,062,470
   Forsyth, Montana Pollution Control
     Revenue (Portland General Project)
     Series A 5.20% 5/1/33                               150,000         155,939
   Golden State, California Tobacco
     Securitization Corporation
     Settlement Revenue
     Series B 5.50% 6/1/43                               250,000         276,585
   Illinois State Taxable Pension
     5.10% 6/1/33                                        265,000         255,566
   Massachusetts Health & Educational
     Facilities Authority 5.00% 7/15/36                1,195,000       1,240,540
   Massachusetts School Building
     Authority 5.00% 8/15/30 (FSA)                     1,005,000       1,039,934
   New Jersey Economic Development
     Authority Revenue Cigarette Tax
     5.75% 6/15/29                                       335,000         352,283
   New York State Sales Tax Asset
     Receivables Series A
     5.25% 10/15/27 (AMBAC)                              565,000         604,753

                                                       Principal      Market
                                                       Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 MUNICIPAL BONDS (continued)
 -------------------------------------------------------------------------------
   New York State Urban Development
     Series A-1 5.25% 3/15/34 (FGIC)             USD     445,000  $  471,389
   Oregon State Taxable Pension
     5.892% 6/1/27                                       305,000     323,892
   West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                                  90,000      91,227
     6.07% 7/1/26                                        280,000     290,797
                                                                   ---------
 TOTAL MUNICIPAL BONDS (cost $7,910,262)                           7,978,989
                                                                   ---------

 NON-AGENCY ASSET-BACKED SECURITIES - 2.55%
  #ABSC Net Interest Margin Trust
     Series 2004-HE1 A 144A 7.00% 1/17/34                 33,715      33,592
   AmeriCredit Automobile Receivables Trust
     Series 2001-C A4 5.01% 7/14/08                      169,332     169,470
     Series 2001-D A4 4.41% 11/12/08                     449,902     449,862
   Capital One Auto Finance Trust
     Series 2005-C A3 4.61% 7/15/10                    1,695,000   1,691,145
  #Cendant Timeshare Receivables
     Funding Series 2004-1A A1 144A
     3.67% 5/20/16                                       214,628     209,290
   Citibank Credit Card Issuance Trust
     Series 2003-A7 A7 4.15% 7/7/17                      345,000     322,296
     Series 2005-A7 A7 4.75% 10/22/12                  1,700,000   1,688,313
   Countrywide Asset-Backed Certificates
     Series 2004-S1 A2 3.872% 3/25/20                    905,000     888,262
    #Series 2004-1 Net Interest Margin
       144A 6.00% 5/25/34                                 18,806      18,806
    oSeries 2004-9 AF2 3.337% 9/25/23                    455,000     451,916
    oSeries 2005-12 2A2 4.898% 2/25/36                 2,105,000   2,093,183
  #GSAA Trust Series 2004-4N
     144A 6.25% 5/25/34                                  111,476     111,441
  oKeycorp Student Loan Trust
     Series 1995-B A 4.29% 9/27/24                       777,019     777,019
  #MBNA Master Credit Card Trust
     Series 2000-D C 144A 8.40% 9/15/09                  365,000     382,480
   Mid-State Trust
     Series 11 A1 4.864% 7/15/38                         102,211      96,126
     Series 2004-1 A 6.005% 8/15/37                      192,271     196,556
   Navistar Financial Owner Trust
     Series 2002-B A4 3.52% 10/15/09                     227,167     225,458
  oNovastar Home Equity Loan
     Series 2004-4 A2B 4.378% 3/25/35                  1,590,000   1,593,598
  oOption One Mortgage Loan Trust
     Series 2005-4 A3 4.14% 11/25/35                   2,520,000   2,520,000
  oRenaissance Home Equity Loan Trust
     Series 2004-4 AF2 3.856% 2/25/35                    935,000     921,611
     Series 2005-2 AF2 4.361% 8/25/35                  3,485,000   3,438,396
  oResidential Asset Mortgage Products
     Series 2004-RS12 AII2 4.268% 12/25/34             2,265,000   2,267,959
     Series 2004-RZ2 AI3 4.30% 1/25/31                   330,000     326,345
  oResidential Funding Mortgage Securities
     II Series 2005-HI2 A1 4.178% 5/25/35              1,355,854   1,355,969
  #Sail Net Interest Margin Series 2003-10A A
     144A 7.50% 10/27/33                                  16,702      16,535
  oSaxon Asset Securities Trust
     Series 2005-1 A2B 4.258% 5/25/35                  2,200,000   2,201,670
  #Sierra Receivables Funding Company
     Series 2003-2A A1 144A 3.03% 12/15/15               217,844     211,206
   Structured Asset Securities
     Series 2001-SB1 A2 3.375% 8/25/31                   582,345     531,823
    oSeries 2005-NC1 A7 4.268% 2/25/35                   345,000     345,469

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                       Principal      Market
                                                       Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 NON-AGENCY ASSET-BACKED SECURITIES (continued)
 -------------------------------------------------------------------------------
   WFS Financial Owner Trust
     Series 2002-1 A4A 4.87% 9/20/09               USD      405,633  $   405,900
                                                                     -----------
 TOTAL NON-AGENCY ASSET-BACKED SECURITIES
   (cost $26,072,632)                                                 25,941,696
                                                                     -----------
 NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 8.44%
   Bank of America Alternative Loan Trust
     Series 2003-10 2A1 6.00% 12/25/33                      383,747      385,186
     Series 2004-2 1A1 6.00% 3/25/34                        257,014      257,978
     Series 2004-10 1CB1 6.00% 11/25/34                     865,843      875,024
     Series 2005-3 2A1 5.50% 4/25/20                        759,549      761,448
     Series 2005-5 2CB1 6.00% 6/25/35                     1,735,235    1,748,447
     Series 2005-6 7A1 5.50% 7/25/20                      2,356,845    2,361,264
     Series 2005-9 5A1 5.50% 10/25/20                     1,548,825    1,564,313
   Bank of America Mortgage Securities
    oSeries 2003-D 1A2 3.428% 5/25/33                         9,090        9,073
    oSeries 2003-I 2A4 3.828% 10/25/33                      335,000      332,474
    oSeries 2004-A 1A1 3.487% 2/25/34                       188,770      187,369
    oSeries 2004-E 1A1 3.523% 6/25/34                     1,001,078      987,236
     Series 2005-9 2A1 4.75% 10/25/20                     2,124,780    2,074,827
    oSeries 2005-A 1A1 4.06% 2/25/35                        328,694      323,352
    oSeries 2005-A 2A1 4.47% 2/25/35                        958,548      940,737
    oSeries 2005-B 2A1 4.40% 3/25/35                      1,337,927    1,310,683
    oSeries 2005-E 2A1 4.99% 6/25/35                      1,536,438    1,520,257
    oSeries 2005-F 2A3 4.735% 7/25/35                     2,203,145    2,172,164
  oBear Stearns Adjustable Rate Mortgage Trust
     Series 2005-7 1A2 4.75% 8/25/35                        772,137      756,091
     Series 2005-10 A1 4.75% 10/25/35                     1,450,000    1,436,859
   Countrywide Alternative Loan Trust
     Series 2004-28CB 6A1 6.00% 1/25/35                   3,314,402    3,339,652
    oSeries 2004-J7 1A2 4.673% 8/25/34                      690,000      687,072
    oSeries 2005-63 3A1 5.915% 11/25/35                   2,405,000    2,430,177
  oCountrywide Home Loan Mortgage Pass
     Through Trust Series 2003-21 A1
     4.10% 5/25/33                                          279,409      275,831
   Credit Suisse First Boston Mortgage Securities
     Series 2003-29 5A1 7.00% 12/25/33                      179,299      183,557
    oSeries 2003-AR22 2A3 4.107% 9/25/33                    709,202      705,580
    Series 2004-1 3A1 7.00% 2/25/34                          51,315       52,348
  oDeutsche Mortgage Securities
     Series 2004-4 1A2 4.01% 4/25/34                         12,851       12,815
   First Horizon Alternative Mortgage
     Securities Series 2004-FA1 1A1
     6.25% 10/25/34                                       3,391,451    3,433,329
   First Horizon Asset Securities
     Series 2003-5 1A17 8.00% 7/25/33                        83,408       87,494
    oSeries 2004-AR5 4A1 5.698% 10/25/34                    383,620      384,234
    oSeries 2004-AR7 1A1 4.47% 2/25/35                    5,045,343    5,046,327
  #Goldman Sachs Reperforming Mortgage
     Securities Mortgage Loan Trust 144A
     Series 1998-3 A 7.75% 9/19/27                          127,927      134,529
     Series 1999-3 A 8.00% 8/19/29                          255,345      270,230
     Series 2005-RP1 1A3 8.00% 1/25/35                      696,654      739,821
     Series 2005-RP1 1A4 8.50% 1/25/35                      372,722      403,784
  oIndymac Index Mortgage Loan Trust
     Series 2004-AR4 1A 4.657% 8/25/34                    2,244,234    2,241,214
     Series 2005-AR25 1A21 5.91% 12/25/35                 2,305,000    2,325,169
  oJP Morgan Mortgage Trust
     Series 2005-A6 1A2 5.157% 9/25/35                    2,210,000    2,167,126
  oMASTR Adjustable Rate Mortgages Trust
     Series 2003-6 1A2 2.90% 12/25/33                       339,890      336,465

                                                       Principal      Market
                                                       Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 -------------------------------------------------------------------------------
   MASTR Alternative Loans Trust
     Series 2003-6 3A1 8.00% 9/25/33           USD       97,844  $   100,235
     Series 2003-9 1A1 5.50% 12/25/18                   389,674      390,405
     Series 2005-3 7A1 6.00% 4/25/35                  1,024,463    1,032,180
  #MASTR Reperforming Loan Trust 144A
     Series 2005-1 1A5 144A 8.00% 8/25/34               943,623    1,000,725
     Series 2005-2 1A4 144A 8.00% 5/25/35             2,481,588    2,634,361
  #MASTR Specialized Loan Trust
     Series 2005-2 A2 144A 5.15% 7/25/35              1,874,837    1,856,088
  oMerrill Lynch Mortgage Investors
     Series 2005-A5 A9 4.89% 6/25/35                  2,441,404    2,416,326
   Nomura Asset Acceptance
    oSeries 2004-AP2 A2 4.099% 7/25/34                  198,362      197,791
    Series 2005-WF1 2A2 4.786% 3/25/35                1,785,000    1,759,048
   Preliminary Deal Model AM-16 MB
     5.50% 11/25/35                                   1,045,000    1,053,001
   Prime Mortgage Trust
     Series 2004-2 A2 4.75% 11/25/19                  1,732,386    1,707,418
     Series 2004-CL1 1A1 6.00% 2/25/34                  294,892      294,339
   Residential Asset Mortgage Products
     Series 2004-SL1 A3 7.00% 11/25/31                  413,813      423,433
     Series 2004-SL4 A3 6.50% 7/25/32                   608,683      618,727
     Series 2005-SL1 A2 6.00% 5/25/32                 1,352,881    1,376,779
  oStructured Adjustable Rate
     Mortgage Loan Trust
     Series 2004-18 5A 5.50% 12/25/34                   504,984      503,091
     Series 2005-18 6A1 5.338% 9/25/35                4,258,347    4,238,387
     Series 2005-3XS A2 4.288% 1/25/35                3,250,000    3,250,206
   Structured Asset Securities
    oSeries 2002-22H 1A 6.991% 11/25/32                 111,695      113,460
     Series 2004-12H 1A 6.00% 5/25/34                   778,389      777,902
  oThornburg Mortgage Securities Trust
     Series 2005-3 A1 4.268% 10/25/35                 2,248,695    2,248,695
   Washington Mutual Alternative Mortgage
     Pass-Through Certificates
     Series 2005-1 5A2 6.00% 3/25/35                    552,931      553,858
     Series 2005-1 6A2 6.50% 3/25/35                    132,781      133,868
     Series 2005-9 3CB 5.50% 10/25/20                 2,020,000    2,026,628
   Washington Mutual
    oSeries 2003-AR4 A7 3.95% 5/25/33                    43,928       42,914
    oSeries 2003-AR9 1A7 4.055% 9/25/33                 485,523      476,431
     Series 2004-CB3 1A 6.00% 10/25/34                  829,990      836,262
     Series 2004-CB3 4A 6.00% 10/25/19                  637,361      647,259
    oSeries 2005-AR3 A1 4.65% 3/25/35                 1,529,392    1,504,357
  oWells Fargo Mortgage Backed Securities Trust
     Series 2004-DD 2A3 4.524% 1/25/35                  900,000      884,230
     Series 2004-I 1A1 3.399% 7/25/34                 1,098,075    1,095,085
     Series 2004-T A1 3.451% 9/25/34                  1,578,654    1,568,371
     Series 2005-AR16 2A1 4.945% 10/25/35             2,728,322    2,713,729
                                                                  ----------
 TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS (cost $86,515,689)                                 85,737,125
                                                                  ----------
 U.S. TREASURY OBLIGATIONS - 7.30%
  ^U.S. Treasury Bill 3.786% 3/30/06                  3,210,000    3,158,765
   U.S. Treasury Bond 5.375% 2/15/31                 11,145,000   12,158,504
   U.S. Treasury Inflation Index Notes
     0.875% 4/15/10                                     668,568      642,714
     1.875% 7/15/15                                   2,074,541    2,054,121
     3.00% 7/15/12                                   13,417,063   14,350,501
     3.375% 4/15/32                                     912,698    1,166,506

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

                                                       Principal      Market
                                                       Amount(o)   Value (U.S.$)
 -------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS (continued)
 -------------------------------------------------------------------------------
   U.S. Treasury Notes
     3.625% 6/30/07                            USD      715,000  $   706,370
     3.875% 9/15/10                                   8,290,000    8,075,629
     4.125% 8/15/08                                     900,000      893,602
     4.125% 8/15/10                                   6,125,000    6,034,087
    (degree)4.25% 8/15/15                            19,800,000   19,326,661
  ^U.S. Treasury Strip 4.203% 11/15/13                8,130,000    5,631,577
                                                                  ----------
 TOTAL U.S. TREASURY OBLIGATIONS
   (cost $75,466,015)                                             74,199,037
                                                                  ----------
                                                      Number of
                                                        Shares
 COMMON STOCK - 0.05%
   B&G Foods                                             18,500      237,725
   Petroleum Geo-Services ADR                             2,385       60,460
   XM Satellite Radio Holdings Class A                    5,702      164,388
                                                                  ----------
 TOTAL COMMON STOCK (cost $297,771)                                  462,573
                                                                  ----------
 PREFERRED STOCK - 0.06%
   Alamosa Delaware 7.50%                                   300      331,050
   Nexen 7.35%                                           11,800      305,266
                                                                  ----------
 TOTAL PREFERRED STOCK (cost $569,930)                               636,316
                                                                  ----------
 WARRANT - 0.00%
  #Solutia 144A, exercise price $7.59,
     expiration date 7/15/09                                147           --
                                                                  ----------
 TOTAL WARRANT (cost $12,455)                                             --
                                                                  ----------
                                                      Principal
                                                        Amount
 REPURCHASE AGREEMENTS - 5.89%
   With BNP Paribas 3.92% 11/1/05
     (dated 10/31/05, to be
     repurchased at $30,151,283,
     collateralized by $31,012,000
     U.S. Treasury Bills due 1/19/06,
     market value $30,756,756)                 USD   30,148,000   30,148,000
   With Cantor Fitzgerald 3.91%
     11/1/05 (dated 10/31/05, to be
     repurchased at $29,663,221,
     collateralized by $13,902,000
     U.S. Treasury Bills due 4/27/06,
     market value $13,624,932,
     $9,887,000 U.S. Treasury Notes
     2.50% due 5/31/06, market
     value $9,891,880 and $6,328,000
     U.S. Treasury Notes 6.00% due
     8/15/09, market value $6,749,081)               29,660,000   29,660,000
                                                                ------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $59,808,000)                                             59,808,000
                                                                ------------
 TOTAL MARKET VALUE OF SECURITIES - 101.99%
   (cost $1,054,432,649)                                       1,036,324,204
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (1.99%)                                        (20,257,077)
                                                              --------------
 NET ASSETS APPLICABLE TO 118,970,188
   SHARES OUTSTANDING - 100.00%                               $1,016,067,127
                                                              --------------

 Net Asset Value - Delaware Diversified Income Fund Class A
   ($708,433,282 / 82,944,643 Shares)                                  $8.54
                                                                       -----
 Net Asset Value - Delaware Diversified Income Fund Class B
   ($53,625,734 / 6,282,912 Shares)                                    $8.54
                                                                       -----
 Net Asset Value - Delaware Diversified Income Fund Class C
   ($218,076,912 / 25,536,613 Shares)                                  $8.54
                                                                       -----
 Net Asset Value - Delaware Diversified Income Fund Class R
   ($22,660,745 / 2,653,177 Shares)                                    $8.54
                                                                       -----
 Net Asset Value - Delaware Diversified Income Fund
   Institutional Class ($13,270,454 / 1,552,843 Shares)                $8.55
                                                                       -----

 COMPONENTS OF NET ASSETS AT OCTOBER 31, 2005:
 Shares of beneficial interest
   (unlimited authorization - no par)                         $1,045,218,925
 Accumulated net investment loss                                  (1,173,026)
 Accumulated net realized loss on investments                    (10,714,248)
 Net unrealized depreciation of investments
   and foreign currencies                                        (17,264,524)
                                                              --------------
 Total net assets                                             $1,016,067,127
                                                              --------------

(o) Principal amount shown is stated in the currency in which each foreign bond is denominated.

 AUD - Australian Dollar
 BRL - Brazillian Real
 CAD - Canadian Dollar
 EUR - European Monetary Unit
 GBP - British Pound Sterling
 ISK - Iceland Krona
 JPY - Japanese Yen
 NZD - New Zealand Dollar
 PLZ - Polish Zloty
 SEK - Swedish Krona
 USD - U.S. Dollar

# Security exempt from registration under Rule 144A of the Securities Act of 1933. At October 31, 2005, securities represented approximately 9.80% of total net assets, of which 0.19% of total net assets have been determined to be illiquid. See Note 11 in to Financial Statements."
+   Non-income producing security for the year ended October 31, 2005.
++  Non-income producing security. Security is currently in default.
! Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.
(degree)Fully or partially pledged as collateral for financial futures contracts.
= Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At October 31, 2005, 9 securities were fair valued which represented 0.19% of the Fund's net assets.
@   Illiquid security. See Note 11 in "Notes to Financial Statements."
    At October 31, 2005, 9 securities were deemed illiquid which represented 0.20% of the Fund's net assets.
o Variable rate securities. The interest rate shown is the rate as of October 31, 2005.
^ Zero coupon security. The interest rate shown is the yield at the time of purchase.
* Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
() Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at October 31, 2005.

STATEMENT
       OF NET ASSETS (CONTINUED)               DELAWARE DIVERSIFIED INCOME FUND

AE  Securities have been classified by country of origin.

& Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.



SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
AMBAC - Insured by the
AMBAC Assurance Corporation
ARM - Adjustable Rate Mortgage CBO - Collateralized Bond Obligation CDO - Collateralized Debt Obligation
CPN - Interest Only Strip
FGIC - Insured by the Federal Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
O.A.T. - Obligation Assimilable au Tresor (Treasury Obligation)
PRN - Principal only strip
REIT - Real Estate Investment Trust
S.F. - Single Family
SLMA - Student Loan Marketing Association
TBA - To be announced
yr - Year

The following foreign currency exchange contracts and cross currency exchange contracts, futures contracts, and swap agreements were outstanding at October 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                               In                          Unrealized
Contracts to                Exchange       Settlement      Appreciation
Receive (Deliver)              For             Date       (Depreciation)
-----------------              ---             ----       --------------
(5,900,554)
  British Pounds          EUR 8,594,000      12/19/05       $ (113,145)
280,918
  Canadian Dollars          US$(231,106)     11/10/05            6,708
169,700,490
  Iceland Krona           US$(2,818,009)     11/01/05          (30,779)
(375,210,000)
  Japanese Yen             US$3,257,229      11/01/05           33,361
(77,653,918)
  Japanese Yen               US$710,193      11/11/05           42,331
(20,087,538)
  Japanese Yen               US$183,932      11/25/05           10,856
(2,371,041,600)
  Japanese Yen            US$20,486,285      12/15/05            4,869
                                                            ----------
                                                            $  (45,799)
                                                            ----------
 EUR - European Monetary Units

FUTURES CONTRACTS(2)

                                                                    Unrealized
Contracts              Notional          Notional    Expiration    Appreciation
to Buy (Sell)       Cost (Proceeds)       Value          Date     (Depreciation)
-------------       ---------------       -----          ----     --------------
(292) U.S. Treasury
  2 year notes       $(60,481,289)    $(59,919,313)    12/31/05     $  561,976
283  U.S. Treasury
  5 year notes         29,978,619       29,967,047     12/31/05        (11,572)
(493) U.S. Treasury
  10 year interest
  rate swap           (53,403,461)     (52,781,813)    12/31/05        621,648
                                                                    ----------
                                                                    $1,172,052
                                                                    ----------

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

SWAP AGREEMENTS(3)

Notional   Expiration                                              Unrealized
Amount        Date          Description                           Depreciation
------        ----          -----------                           ------------

$16,925,000  1/1/06         Agreement with Goldman Sachs           $(189,347)
                            to receive the notional amount
                            multiplied by the return on the
                            Lehman Brothers Aaa Commercial
                            MBS Index and to pay the
                            notional amount multiplied by
                            the 1 month BBA LIBOR adjusted
                            by a spread of plus 0.05%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amount shown above.

(1) See Note 8 in "Notes to Financial Statements."
(2) See Note 9 in "Notes to Financial Statements."
(3) See Note 10 in "Notes to Financial Statements."

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DELAWARE DIVERSIFIED
   INCOME FUND
 Net asset value Class A (A)                               $8.54
 Sales charge (4.50% of offering price) (B)                 0.40
                                                           -----
 Offering price                                            $8.94
                                                           -----

(A) Net asset value per share, as illustrated, is the amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchase of $100,000 or more.

See accompanying notes

STATEMENT                                     DELAWARE DIVERSIFIED INCOME FUND
       OF ASSETS AND LIABILITIES              October 31, 2005



 ASSETS:
  Investments at market (cost $1,054,432,649)                $1,036,324,204
  Cash                                                           30,514,209
  Foreign currencies (cost $3,076,387)                            3,050,090
  Receivables for securities sold                                95,931,589
  Dividends and interest receivable                              12,478,775
  Subscriptions receivable                                        8,200,275
  Receivable for foreign currency exchange contracts                 98,125
  Variation margin receivable on futures contracts                   24,391
                                                             --------------
  Total assets                                                1,186,621,658
                                                             --------------

 LIABILITIES:
  Payables for securities purchased                             164,794,419
  Due to manager and affiliates                                   1,055,318
  Other accrued expenses                                            163,732
  Distributions payable                                           1,047,985
  Liquidations payable                                            3,159,806
  Payable for foreign currency exchange contracts                   143,924
  Swap agreement payable                                            189,347
                                                              -------------
  Total liabilities                                             170,554,531
                                                              -------------

 TOTAL NET ASSETS                                            $1,016,067,127
                                                             --------------

 See accompanying notes

STATEMENT                                     DELAWARE DIVERSIFIED INCOME FUND
       OF OPERATIONS                          Year Ended October 31, 2005



 INVESTMENT INCOME:
  Interest                                                                                 $35,881,377
  Dividends                                                                                     61,104      $35,942,481
                                                                                           -----------      -----------

 EXPENSES:
  Management fees                                                                            4,058,827
  Distribution expense -- Class A                                                            1,551,063
  Distribution expense -- Class B                                                              502,967
  Distribution expense -- Class C                                                            1,682,324
  Distribution expense -- Class R                                                               93,156
  Dividend disbursing and transfer agent fees and expenses                                   1,194,216
  Reports and statements to shareholders                                                       279,988
  Accounting and administration expenses                                                       276,345
  Custodian fees                                                                               155,457
  Registration fees                                                                            150,733
  Legal and professional fees                                                                  122,605
  Insurance fees                                                                                55,922
  Trustees' fees                                                                                35,694
  Pricing fees                                                                                  18,385
  Taxes (other than taxes on income)                                                             9,295
  Other                                                                                         29,624       10,216,601
                                                                                            ----------
  Less expenses absorbed or waived                                                                             (692,101)
  Less waived distribution expenses -- Class A                                                                 (258,510)
  Less waived distribution expenses -- Class R                                                                   (5,534)
                                                                                                             ----------
  Total expenses                                                                                              9,260,456
                                                                                                             ----------
 NET INVESTMENT INCOME                                                                                       26,682,025
                                                                                                             ----------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                                               2,126,170
    Futures contracts                                                                                        (2,039,613)
    Options                                                                                                     242,452
    Swap agreements                                                                                             186,254
    Foreign currency transactions                                                                            (3,668,807)
                                                                                                             ----------
  Net realized loss                                                                                          (3,153,544)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies                  (27,574,498)
                                                                                                             ----------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES                                     (30,728,042)
                                                                                                             ----------

 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       ($4,046,017)
                                                                                                             ----------

 See accompanying notes

STATEMENTS
       OF CHANGES IN NET ASSETS                DELAWARE DIVERSIFIED INCOME FUND

                                                                                                          Year Ended
                                                                                                   10/31/05         10/31/04
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                        $   26,682,025    $  12,187,520
  Net realized gain (loss) on investments and foreign currencies                                   (3,153,544)       8,420,992
  Net change in unrealized appreciation/depreciation of investments and foreign currencies        (27,574,498)       7,070,010
                                                                                               --------------    -------------
  Net increase (decrease) in net assets resulting from operations                                  (4,046,017)      27,678,522
                                                                                               --------------    -------------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                       (22,354,697)      (8,940,721)
    Class B                                                                                        (1,826,347)      (1,309,949)
    Class C                                                                                        (6,044,033)      (3,440,820)
    Class R                                                                                          (611,369)        (109,160)
    Institutional Class                                                                              (275,510)        (187,777)

  Net realized gain on investments:
    Class A                                                                                        (3,581,771)        (594,484)
    Class B                                                                                          (462,796)        (110,318)
    Class C                                                                                        (1,283,315)        (339,841)
    Class R                                                                                           (66,872)          (1,586)
    Institutional Class                                                                               (27,787)          (3,511)

  Return of capital:
    Class A                                                                                          (465,735)              --
    Class B                                                                                           (45,062)              --
    Class C                                                                                          (151,668)              --
    Class R                                                                                           (13,986)              --
    Institutional Class                                                                                (5,512)              --
                                                                                               --------------    -------------
                                                                                                  (37,216,460)     (15,038,167)
                                                                                               --------------    -------------
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                       550,184,898      238,066,112
    Class B                                                                                        21,455,964       18,391,177
    Class C                                                                                       142,096,705       67,784,833
    Class R                                                                                        23,426,202        6,404,192
    Institutional Class                                                                            13,789,923        6,111,276

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                        22,111,271        7,483,323
    Class B                                                                                         1,647,964          955,165
    Class C                                                                                         5,987,082        2,818,155
    Class R                                                                                           673,681          106,089
    Institutional Class                                                                               252,697          149,823
                                                                                               --------------    -------------
                                                                                                  781,626,387      348,270,145
                                                                                               --------------    -------------
  Net assets from merger1:
    Class A                                                                                                --       10,842,165
    Class B                                                                                                --       12,759,029
    Class C                                                                                                --        3,141,772
    Class R                                                                                                --               --
    Institutional Class                                                                                    --           13,153
                                                                                               --------------    -------------
                                                                                                           --       26,756,119
                                                                                               --------------    -------------
  Cost of shares repurchased:
    Class A                                                                                      (129,163,165)     (53,633,088)
    Class B                                                                                       (10,460,934)      (6,024,388)
    Class C                                                                                       (30,987,585)     (15,950,832)
    Class R                                                                                        (6,089,202)      (1,329,096)
    Institutional Class                                                                            (6,625,571)        (758,049)
                                                                                               --------------    -------------
                                                                                                 (183,326,457)     (77,695,453)
                                                                                               --------------    -------------
 Increase in net assets derived from capital share transactions                                   598,299,930      297,330,811
                                                                                               --------------    -------------
 NET INCREASE IN NET ASSETS                                                                       557,037,453      309,971,166

 NET ASSETS:
  Beginning of year                                                                               459,029,674      149,058,508
                                                                                               --------------    -------------
  End of year (Undistributed (accumulated) net investment income (loss)
    of $(1,173,026) and $1,801,623, respectively)                                              $1,016,067,127     $459,029,674
                                                                                               --------------    -------------

 See accompanying notes

 (1) See Note 6 in "Notes to Financial Statements."

FINANCIAL
       HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

 -----------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Diversified Income Fund Class A
 -----------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                      10/31/05   10/31/04    10/31/03   10/31/02(3)*  10/31/01*

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $8.930     $8.590      $8.960      $9.440      $8.600

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                0.328      0.377       0.374       0.444       0.541
 Net realized and unrealized gain (loss) on investments
   and foreign currencies                                               (0.229)     0.450       0.804      (0.001)      0.685
                                                                       -------    -------     -------     -------     -------
 Total from investment operations                                        0.099      0.827       1.178       0.443       1.226
                                                                       -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                  (0.389)    (0.434)     (1.274)     (0.477)     (0.361)
 Net realized gain on investments                                       (0.092)    (0.053)     (0.274)     (0.446)     (0.025)
 Return of capital                                                      (0.008)        --          --          --          --
                                                                       -------    -------     -------     -------     -------
 Total dividends and distributions                                      (0.489)    (0.487)     (1.548)     (0.923)     (0.386)
                                                                       -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                         $8.540     $8.930      $8.590      $8.960      $9.440
                                                                       -------    -------     -------     -------     -------

 TOTAL RETURN(2)                                                         1.04%      9.92%      14.80%       5.39%      14.78%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                              $708,433   $294,033     $83,100      $4,391      $8,672
 Ratio of expenses to average net assets                                 1.00%      1.02%       1.00%       0.58%       0.55%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly               1.14%      1.19%       1.60%       1.11%       0.62%
 Ratio of net investment income to average net assets                    3.72%      4.33%       4.51%       5.09%       6.05%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               3.58%      4.16%       3.91%       4.56%       5.98%
 Portfolio turnover                                                       417%       452%        620%        545%        252%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized and unrealized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of 0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
* Effective October 28, 2002, Delaware Pooled Trust-The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust Portfolio") was merged into Delaware Adviser Funds-Delaware Diversified Income Fund. The financial highlights for the periods prior to October 28, 2002 reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:


 ---------------------------------------------------------------------------------------------------------------------------
                                                                                    Delaware Diversified Income Fund Class B
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year Ended
                                                                                         10/31/05     10/31/04    10/31/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                                      $8.920      $8.590      $8.960

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                                   0.262       0.312       0.313
 Net realized and unrealized gain (loss) on investments and foreign currencies             (0.219)      0.440       0.807
                                                                                           ------      ------      ------
 Total from investment operations                                                           0.043       0.752       1.120
                                                                                           ------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                                     (0.323)     (0.369)     (1.216)
 Net realized gain on investments                                                          (0.092)     (0.053)     (0.274)
 Return of capital                                                                         (0.008)         --          --
                                                                                           ------      ------      ------
 Total dividends and distributions                                                         (0.423)     (0.422)     (1.490)
                                                                                           ------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                                            $8.540      $8.920      $8.590
                                                                                           ------      ------      ------

 TOTAL RETURN(2)                                                                            0.30%       9.10%      14.03%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                                  $53,626     $43,335     $16,147
 Ratio of expenses to average net assets                                                    1.75%       1.77%       1.75%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                  1.84%       1.89%       2.30%
 Ratio of net investment income to average net assets                                       2.97%       3.58%       3.76%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                  2.88%       3.46%       3.21%
 Portfolio turnover                                                                          417%        452%        620%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Class B had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

 ---------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Diversified Income Fund Class C
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                10/28/02(1)
                                                                                           Year Ended                to
                                                                               10/31/05   10/31/04    10/31/03    10/31/02
 NET ASSET VALUE, BEGINNING OF PERIOD                                           $8.930     $8.590      $8.960      $8.860

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                        0.263      0.312       0.315       0.005
 Net realized and unrealized gain (loss) on investments and foreign currencies  (0.230)     0.450       0.798       0.095
                                                                                ------     ------      ------      ------
 Total from investment operations                                                0.033      0.762       1.113       0.100
                                                                                ------     ------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          (0.323)    (0.369)     (1.209)         --
 Net realized gain on investments                                               (0.092)    (0.053)     (0.274)         --
 Return of capital                                                              (0.008)        --          --          --
                                                                                ------     ------      ------      ------
 Total dividends and distributions                                              (0.423)    (0.422)     (1.483)         --
                                                                                ------     ------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                                 $8.540     $8.930      $8.590      $8.960
                                                                                ------     ------      ------      ------

 TOTAL RETURN(3)                                                                 0.29%      9.11%      13.95%       1.13%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                      $218,077   $109,911     $48,989         $10
 Ratio of expenses to average net assets                                         1.75%      1.77%       1.75%       1.75%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                       1.84%      1.89%       2.30%          (4)
 Ratio of net investment income to average net assets                            2.97%      3.58%       3.76%       4.01%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                       2.88%      3.46%       3.21%          (4)
 Portfolio turnover                                                               417%       452%        620%        545%

(1) Date of commencement of operations.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.
(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period of time are not meaningful.


 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Diversified Income      Delaware Diversified Income
                                                                           Fund Class R               Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                           Year        6/2/03(1)                Year
                                                                          Ended          to                     Ended
                                                                   10/31/05  10/31/04  10/31/03      10/31/05  10/31/04  10/31/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                $8.930   $8.590    $8.620         $8.930   $8.600    $8.960

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                             0.301    0.347     0.142          0.350    0.399     0.395
 Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            (0.231)   0.450    (0.036)        (0.218)   0.439     0.806
                                                                    -------  -------   -------        -------  -------   -------
 Total from investment operations                                     0.070    0.797     0.106          0.132    0.838     1.201
                                                                    -------  -------   -------        -------  -------   -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                               (0.360)  (0.404)   (0.136)        (0.412)  (0.455)   (1.287)
 Net realized gain on investments                                    (0.092)  (0.053)       --         (0.092)  (0.053)   (0.274)
 Return of capital                                                   (0.008)      --        --         (0.008)      --        --
                                                                    -------  -------   -------        -------  -------   -------
 Total dividends and distributions                                   (0.460)  (0.457)   (0.136)        (0.512)  (0.508)   (1.561)
                                                                    -------  -------   -------        -------  -------   -------

 NET ASSET VALUE, END OF PERIOD                                      $8.540   $8.930    $8.590         $8.550   $8.930    $8.600
                                                                    -------  -------   -------        -------  -------   -------

 TOTAL RETURN(3)                                                      0.71%    9.55%     1.24%          1.41%   10.05%    15.10%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                            $22,661   $5,557      $256        $13,270   $6,194      $567
 Ratio of expenses to average net assets                              1.31%    1.37%     1.35%          0.75%    0.77%     0.75%
 Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly            1.44%    1.49%     1.98%          0.84%    0.89%     1.30%
 Ratio of net investment income to average net assets                 3.41%    3.98%     4.20%          3.97%    4.58%     4.76%
 Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly            3.28%    3.86%     3.57%          3.88%    4.46%     4.21%
 Portfolio turnover                                                    417%     452%      620%           417%     452%      620%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Institutional Class had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

NOTES
       TO FINANCIAL STATEMENTS                 DELAWARE DIVERSIFIED INCOME FUND
                                               October 31, 2005


Delaware Group Adviser Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Diversified Income Fund and Delaware U.S. Growth Fund. These financial statements and related notes pertain to the Delaware Diversified Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended. The Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair value will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER
   TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on average daily net assets in excess $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses do not exceed 0.75% of average daily net assets of the Fund through February 28, 2006.

NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)     DELAWARE DIVERSIFIED INCOME FUND


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 28, 2006, in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through February 28, 2006 for Class R shares to no more than 0.50% of average daily net assets.

At October 31, 2005, the Fund had receivables from or liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                 $171,645
  Dividend disbursing, transfer agent, accounting,
    administration fees and other expenses payable to DSC   152,081
  Distribution fee payable to DDLP                          671,431
 *Other expenses payable to DMC and affiliates               60,161

* DMC as part of its administrative services pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses included items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the costs of certain legal services expenses, including in-house legal services provided to the Fund by DMC employees. For the year ended October 31, 2005, the Fund was charged $39,839 for internal legal services provided by DMC.

For the year ended October 31, 2005, DDLP earned $377,520 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2005, DDLP received gross contingent deferred sales charge commissions of $4,534, $73,603, and $46,476 on redemption of the Fund's Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended October 31, 2005, the Fund made purchases of $3,485,579,115 and sales of $2,936,906,502 of investment securities other than U.S. government securities and short-term investments. For the year ended October 31, 2005, the Fund made purchases of $138,493,773 and sales of $140,029,038 of long-term U.S. government securities.

At October 31, 2005, the cost of investments for federal income tax purposes was $1,059,405,149. At October 31, 2005, net unrealized depreciation was $23,080,945 of which $3,919,309 related to unrealized appreciation of investments and $27,000,254 related to unrealized depreciation of investments.

4. DIVIDENDS AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                  Year Ended     Year Ended
                                   10/31/05       10/31/04
                                 -----------     -----------
  Ordinary income                $35,328,186     $14,840,103
  Long-term capital gain           1,206,311         198,064
  Return of capital                  681,963              --
                                 -----------     -----------
  Total                          $37,216,460     $15,038,167
                                 -----------     -----------

As of October 31, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest               $1,045,218,925
  Other temporary differences                     (1,048,666)
  Capital loss carryforward                       (4,709,076)
  Unrealized depreciation of investments
    and foreign currencies                       (23,394,056)
                                              --------------
  Net Assets                                  $1,016,067,127
                                              --------------

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts and forward foreign currency contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, reclassification of dividends and distributions, market discount and premium on certain debt instruments and paydowns of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2005, the Fund recorded the following permanent reclassifications.

  Undistributed net investment income             $1,455,282
  Accumulated realized gain (loss)                  (278,013)
  Paid-in Capital                                 (1,177,269)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Fund utilized $1,177,269 of capital loss carryforwards in 2005. Such capital loss carryforwards expire as follows: $2,578,031 expires in 2008 and $2,131,045 expires in 2009. The capital loss carryforward includes losses in the amount of $4,709,076 as a result of the acquisition of Delaware Strategic Income Fund in 2004. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

NOTES
       TO FINANCIAL STATEMENTS (CONTINUED)     DELAWARE DIVERSIFIED INCOME FUND


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                   Year Ended     Year Ended
                                    10/31/05       10/31/04
Shares sold:
  Class A                          62,185,362     27,354,666
  Class B                           2,425,341      2,109,976
  Class C                          16,066,332      7,769,631
  Class R                           2,647,957        734,323
  Institutional Class               1,573,064        696,331

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                           2,502,174        859,216
  Class B                             186,077        109,859
  Class C                             676,941        323,776
  Class R                              76,414         12,185
  Institutional Class                  28,671         17,262
                                  -----------    -----------
                                   88,368,333     39,987,225
                                  -----------    -----------
Shares issued from merger(1):
  Class A                                  --      1,234,306
  Class B                                  --      1,452,711
  Class C                                  --        357,527
  Institutional Class                      --          1,496
                                  -----------    -----------
                                           --      3,046,040
                                  -----------    -----------
Shares repurchased:
  Class A                         (14,673,909)    (6,189,993)
  Class B                          (1,183,998)      (696,661)
  Class C                          (3,518,312)    (1,841,758)
  Class R                            (693,584)      (153,884)
  Institutional Class                (742,410)       (87,491)
                                  -----------    -----------
                                  (20,812,213)    (8,969,787)
                                  -----------    -----------
 Net increase                      67,556,120     34,063,478
                                  -----------    -----------
(1) See Note 6.

For the years ended October 31, 2005 and 2004, 185,648 Class B shares were converted to 185,485 Class A shares valued at $1,644,967 and 32,322 Class B shares were converted to 32,322 Class A shares valued at $280,937, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. FUND MERGER
Effective March 26, 2004, the Fund acquired all of the assets and assumed all of the liabilities of the Delaware Strategic Income Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Strategic Income Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated realized losses of Delaware Strategic Income Fund as of the close of business on March 26, 2004 were as follows:

  Net Assets                                     $26,796,119
  Net Unrealized Appreciation                     $1,931,900
  Accumulated Net Realized Loss                 $(10,075,865)

The net assets of the Fund prior to the reorganization were $273,137,492.

7. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 25, 2005, the revolving line of credit increased to $225,000,000. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2005, or at any time during the year.

8. FOREIGN EXCHANGE CONTRACTS
The Fund may enter into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. FUTURES CONTRACTS
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates.

Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

10. SWAP AGREEMENTS
During the year ended October 31, 2005, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

11. CREDIT AND MARKET RISKS
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Illiquid securities have been denoted on the Statement of Net Assets.

12. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2005, the Fund designates distributions paid during the year as follows:

      (A)             (B)
   Long-Term       Ordinary          (C)
 Capital Gains      Income        Return of       Total             (D)
 Distributions   Distributions     Capital    Distributions     Qualifying
  (Tax Basis)     (Tax Basis)    (Tax Basis)    (Tax Basis)     Dividends(1)
--------------  --------------  ------------  --------------   ---------------
     3%               95%             2%          100%               --

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware Diversified
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds) (the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Diversified Income Fund of Delaware Group Adviser Funds at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.





                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 14, 2005

OTHER
       FUND INFORMATION                        DELAWARE DIVERSIFIED INCOME FUND

BOARD CONSIDERATION OF DELAWARE DIVERSIFIED INCOME FUND INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Diversified Income Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% -- the second quartile; the next 25% -- the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all retail and institutional specialty and miscellaneous funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the five-year period was in the first quartile. The Board was satisfied with such performance.

OTHER
       FUND INFORMATION (CONTINUED)            DELAWARE DIVERSIFIED INCOME FUND


BOARD CONSIDERATION OF DELAWARE DIVERSIFIED INCOME FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)
COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938

LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947

   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           87              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                     Director -
                                                                                                                 Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            87                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   87           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           87                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
 DAVID F. CONNOR          Vice President,   Vice President since   Mr. Connor has served as          87                   None(3)
2005 Market Street        Deputy General     September 21, 2000    Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary     and Secretary     General Counsel of Delaware
      19103                                         since           Investments since 2000.
                                             October 25, 2005
December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR           Senior Vice    Senior Vice President,   Mr. O'Connor has served in       87                   None(3)
2005 Market Street           President,     General Counsel and    various executive and legal
 Philadelphia, PA         General Counsel    Chief Legal Officer   capacities at different times
      19103                  and Chief             since             at Delaware Investments.
                           Legal Officer      October 25, 2005
February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         87                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments

June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor, and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
       THE ORGANIZATION


This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



BOARD OF TRUSTEES                          AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                        INVESTMENT MANAGER
Chairman                                   Senior Vice President and                Delaware Management Company,
Delaware Investments(R) Family of Funds    Chief Financial Officer                  a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds     Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                   NATIONAL DISTRIBUTOR
Private Investor                           DAVID F. CONNOR                          Delaware Distributors, L.P.
Rosemont, PA                               Vice President, Deputy General Counsel   Philadelphia, PA
                                           and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds     SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                         DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                         Delaware Service Company, Inc.
Lancaster, PA                              DAVID P. O'CONNOR                        2005 Market Street
                                           Senior Vice President, General Counsel   Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           and Chief Legal Officer
Managing Director                          Delaware Investments Family of Funds     FOR SHAREHOLDERS
Anthony Knerr & Associates                 Philadelphia, PA                         800 523-1918
New York, NY
                                           JOHN J. O'CONNOR                         FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                        Senior Vice President and Treasurer      INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer            Delaware Investments Family of Funds     800 362-7500
Assurant, Inc.                             Philadelphia, PA
Philadelphia, PA                                                                    WEB SITE
                                                                                    www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                               Delaware Investments is the marketing name for
National Gallery of Art                                                             Delaware Management Holdings, Inc. and
Washington, DC                                                                      its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group




                                                             Printed in the USA
(9937)                                                          ANN-0511 DIRINC
AR-189 [10/05] IVES 12/05                                  MF0511095    PO10597

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $49,300 for the fiscal year ended October 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,500 for the fiscal year ended October 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-rated issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").



----------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $167,700 for the registrant's fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-rated issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").
         .
         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $9,700 for the fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended October 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

--------------------------------------------------------------------------------- -----------------------------------
SERVICE                                                                                     RANGE OF FEES
--------------------------------------------------------------------------------- -----------------------------------
AUDIT SERVICES
--------------------------------------------------------------------------------- -----------------------------------
Statutory audits or financial audits for new Funds                                up to $25,000 per Fund
--------------------------------------------------------------------------------- -----------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters   up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
--------------------------------------------------------------------------------- -----------------------------------
AUDIT-RELATED SERVICES
--------------------------------------------------------------------------------- -----------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other           up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
--------------------------------------------------------------------------------- -----------------------------------
TAX SERVICES
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation    up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
--------------------------------------------------------------------------------- -----------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution           up to $5,000 per Fund
reviews, etc.)
--------------------------------------------------------------------------------- -----------------------------------
Review of federal, state, local and international income, franchise and other     up to $5,000 per Fund
tax returns
--------------------------------------------------------------------------------- -----------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

---------------------------------------------------------------------------------- -----------------------------------
SERVICE                                                                                      RANGE OF FEES
---------------------------------------------------------------------------------- -----------------------------------
NON-AUDIT SERVICES
---------------------------------------------------------------------------------- -----------------------------------
Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------- -----------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $340,760 and $346,440 for the registrant's fiscal years ended October 31, 2005 and October 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

     (a) (1) Code of Ethics

         Not applicable.

         (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

         (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


DELAWARE GROUP ADVISER FUNDS


         Jude T. Driscoll
         --------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 29, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
         --------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    December 29, 2005


         Michael P. Bishof
         --------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    December 29, 2005